                               COLUMBIA PARTNERS
                                   Equity Fund

     Dear Fellow Shareholders:

     We are pleased to present the investment results for the Columbia Partners Equity Fund. The Fund in the six-month period since we last reported to you, September 30, 1999 to March 31, 2000, was up 53.3% and for the past twelve months ended March 31, 2000, was up 76.6%. The Fund's investment results are compared to the unmanaged S&P 500 Index and the Russell 2000 Index in the table and chart below.

                            Returns for the Periods Ending March 31, 2000

                                                                 Since Inception
 Fund/Index           1st Quarter 2000    6 Months    1 Year     (April 1, 1999)
 ----------           ----------------    --------    ------     ---------------

 Columbia Partners
 Equity Fund                27.2%           53.3%      76.6%          76.6%

 S&P 500 Index               2.3%           17.5%      17.9%          17.9%

 Russell 2000 Index          7.1%           26.2%      37.3%          37.3%


                     Columbia Partners
                     Equity Fund          S&P 500 Index      Russell 2000 Index
                       $17,656               $11,794             $13,558
                    ------------------    -------------      ------------------

3/31/99                 $10,000              $10,000             $10,000
6/30/99                  10,980               10,705              11,510
9/30/99                  10,940               10,036              10,746
12/31/99                 13,880               11,530              12,694
3/31/00                  17,656               11,794              13,558


The Columbia Partners Equity Fund's historical results are net of all expenses, and assume reinvestment of dividends and capital gains since April 1, 1999 (commencement of operations), versus the gross market benchmarks (the S&P 500 Index and the Russell 2000 Index), which assume all dividends are reinvested. When trying to achieve benchmark returns, investment management fees, transaction costs and execution costs will be incurred. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

Review & Outlook

         The equity markets' performance since our last report has been a continuation of trends that have been long standing: positive returns, growth stocks outperforming value stocks, and the technology sector providing the greatest returns. The numbers, however, mask a volatile first quarter in 2000 that took investors, and the NASDAQ market in particular, on a wild roller coaster ride.

         After a few shaky days in early January, technology and biotech stocks got back down to the important business of heading to the stratosphere. At its peak on March 10, the NASDAQ was up 24% year to date. The NASDAQ then went through a series of gyrations, mostly to the downside, which saw the Index drop 10% from its high, but still finish up 12.4% for the quarter.

         We believe that a correction in the technology stocks was inevitable. The sector had moved up too quickly, and many stocks had become fully valued. We also believe that this is a healthy occurrence, and should be followed by a recovery. Based on valuation concerns, we had pared back our tech holdings in the fourth quarter, and continued to take profits in the first quarter. We are emphasizing consumer cyclical and telecommunications stocks, and energy stocks representation has been increased.

         We continue to look for companies with strong earnings growth whose stocks are selling at reasonable valuations. A disciplined blend of both the growth and the value philosophies is the best investment strategy for producing consistent incremental return, we believe, and our portfolios are diversified across all economic sectors to constrain risk.

         As long as fundamentals remain intact, we expect market leadership to return to the growth oriented stocks and sectors. As always, we will be diligent in observing shifting trends in expectations and fundamentals for the various market sectors. Our emphasis will shift along with confirmed shifts in our indicators.

                                   Very truly yours,



                                   Terence W. Collins, President

COLUMBIA PARTNERS EQUITY FUND
SCHEDULE OF INVESTMENTS - MARCH 31, 2000
COMMON STOCK - 80.7%                                               SHARES                      VALUE

APPAREL STORES - 1.9%
Chico's FAS, Inc. (a)                                                  26,535                    $ 449,851
                                                                                          -----------------
AUTOS & AUTO PARTS - 1.5%
Gentex Corp. (a)                                                        9,805                      363,398
                                                                                          -----------------
BANKS - 4.8%
Citigroup, Inc.                                                        19,452                    1,153,747
                                                                                          -----------------
BEVERAGES - 1.5%
Coca-Cola Co.                                                           7,665                      361,692
                                                                                          -----------------
BUILDING SUPPLIES - 3.4%
Home Depot, Inc.                                                       12,380                      809,342
                                                                                          -----------------
COMMUNICATIONS EQUIPMENT - 4.6%
Cable Design Technologies Corp. (a)                                     9,230                      308,628
Lucent Technologies, Inc.                                               7,075                      429,806
Terayon Communication Systems, Inc. (a)                                 1,740                      356,700
                                                                                          -----------------
                                                                                                 1,095,134
                                                                                          -----------------
COMPUTER SERVICES & SOFTWARE - 12.6%
Ariba, Inc. (a)                                                         1,485                      311,293
Citrix Systems, Inc. (a)                                                9,065                      600,556
ImproveNet, Inc. (a)                                                       60                          443
Inktomi Corp. (a)                                                       2,800                      546,000
Microsoft Corp. (a)                                                     8,255                      880,189
Rational Software Corp. (a)                                             5,110                      390,596
RealNetworks, Inc. (a)                                                  5,440                      309,995
                                                                                          -----------------
                                                                                                 3,039,072
                                                                                          -----------------
COMPUTERS & OFFICE EQUIPMENT - 5.3%
Cisco Systems, Inc. (a)                                                 8,250                      635,250
Reynolds & Reynolds Co. - Cl A                                          9,805                      262,284
Seagate Technology, Inc. (a)                                            6,265                      377,466
                                                                                          -----------------
                                                                                                 1,275,000
                                                                                          -----------------
DEPARTMENT & DISCOUNT STORES - 4.5%
Target Corp.                                                            8,255                      617,061
Wal-Mart Stores, Inc.                                                   8,255                      470,019
                                                                                          -----------------
                                                                                                 1,087,080
                                                                                          -----------------
DRUGS & PHARMACEUTICALS - 3.2%
Pfizer, Inc.                                                           12,875                      471,547
Theragenics Corp. (a)                                                  22,745                      298,528
                                                                                          -----------------
                                                                                                   770,075
                                                                                          -----------------
GROCERY STORES - 2.8%
Safeway, Inc. (a)                                                      14,735                      666,759
                                                                                          -----------------
HEALTH - DIVERSIFIED - 3.4%
American Home Products Corp.                                            7,665                      410,557
Johnson & Johnson                                                       5,895                      413,387
                                                                                          -----------------
                                                                                                   823,944
                                                                                          -----------------
COLUMBIA PARTNERS EQUITY FUND
SCHEDULE OF INVESTMENTS - MARCH 31, 2000

COMMON STOCKS - CONTINUED                                          SHARES                      VALUE

INVESTMENT BANKING & BROKERAGE - 2.3%
Merrill Lynch & Co., Inc.                                               5,305                    $ 549,068
                                                                                          -----------------
MANUFACTURERS - DIVERSIFIED - 2.7%
General Electric Co.                                                    4,125                      641,695
                                                                                          -----------------
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Priority Healthcare - Cl B (a)                                              1                           25
Sybron International Corp. (a)                                          6,510                      188,383
                                                                                          -----------------
                                                                                                   188,408
                                                                                          -----------------
OIL & GAS - 3.2%
BJ Services Co. (a)                                                     6,015                      440,223
Nabors Industries Inc. (a)                                              8,485                      328,794
                                                                                          -----------------
                                                                                                   769,017
                                                                                          -----------------
RESTAURANTS - 2.0%
McDonald's Corp.                                                       12,970                      488,807
                                                                                          -----------------
RETAIL SPECIALTY STORES - 2.3%
Costco Wholesale Corp.(a)                                              10,610                      557,688
                                                                                          -----------------
SEMICONDUCTORS - 12.6%
Broadcom Corp. - Cl A (a)                                               3,625                      880,422
Dallas Semiconductor Corp.                                              7,910                      292,176
Intel Corp.                                                             7,075                      933,900
TranSwitch Corp. (a)                                                    4,450                      427,478
Vitesse Semiconductor Corp. (a)                                         5,110                      491,518
                                                                                          -----------------
                                                                                                 3,025,494
                                                                                          -----------------
TELEPHONE SERVICES - 5.3%
Covad Communications Group, Inc. (a)                                    4,200                      304,237
MCI WorldCom, Inc. (a)                                                  7,897                      358,326
RCN Corp. (a)                                                           4,365                      234,892
Winstar Communications, Inc. (a)                                        6,427                      385,620
                                                                                          -----------------
                                                                                                 1,283,075
                                                                                          -----------------

TOTAL COMMON STOCK (COST $15,620,083)                                                           19,398,346
                                                                                          -----------------
                                                                 PRINCIPAL
                                                                   VALUE                       VALUE

Money Market Securities - 15.8%
Firstar Treasury Fund, 5.09% (b) (Cost $3,789,774)                  3,789,774                  $ 3,789,774
                                                                                          -----------------

TOTAL INVESTMENTS (COST $19,409,857) - 96.5%                                                    23,188,120
                                                                                          -----------------
OTHER ASSETS LESS LIABILITIES - 3.5%                                                               852,237
                                                                                          -----------------
TOTAL NET ASSETS - 100.0%                                                                     $ 24,040,357
                                                                                          =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at March 31, 2000.

COLUMBIA PARTNERS EQUITY FUND                                                             MARCH 31, 2000
STATEMENT OF ASSETS & LIABILITIES

ASSETS

Investment in securities (cost $19,409,857)                                                 $ 23,188,120
Cash                                                                                              33,085
Receivable for securities sold                                                                   761,917
Dividends receivable                                                                               3,427
Interest receivable                                                                                9,820
Receivable for fund shares sold                                                                   75,000
                                                                                      -------------------
   TOTAL ASSETS                                                                               24,071,369

LIABILITIES

Accrued investment advisory fee payable                                   $ 25,377
Payable for securities purchased                                             5,635
                                                                  -----------------
   TOTAL LIABILITIES                                                                              31,012
                                                                                      -------------------

NET ASSETS                                                                                  $ 24,040,357
                                                                                      ===================

Net Assets consist of:
Paid in capital                                                                               16,900,872
Accumulated undistributed net realized gain on investments                                     3,361,222
Net unrealized appreciation on investments                                                     3,778,263
                                                                                      -------------------

NET ASSETS, for  1,400,556 shares                                                           $ 24,040,357
                                                                                      ===================

NET ASSET VALUE
Offering price and redemption price per share ($24,040,357 / 1,400,556 )                         $ 17.16
                                                                                      ===================


COLUMBIA PARTNERS EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2000
INVESTMENT INCOME
Dividend income                                                                                  $ 35,592
Interest income                                                                                    63,463
                                                                                           ---------------
TOTAL INCOME                                                                                       99,055

EXPENSES
Investment advisory fee                                                        $ 133,984
Trustees' fees                                                                     2,596
                                                                      -------------------
Total expenses before reimbursement                                              136,580
Reimbursed expenses                                                               (2,596)
                                                                      -------------------
Total operating expenses                                                                          133,984
                                                                                           ---------------
NET INVESTMENT LOSS                                                                               (34,929)
                                                                                           ---------------

REALIZED & UNREALIZED GAIN (LOSS)
Net realized gain on investment securities                                     3,818,020
Change in net unrealized appreciation (depreciation)
   on investment securities                                                    3,778,263
                                                                      -------------------
Net gain on investment securities                                                               7,596,283
                                                                                           ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $ 7,561,354
                                                                                           ===============

COLUMBIA PARTNERS EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED MARCH 31, 2000
INCREASE IN NET ASSETS

OPERATIONS
   Net investment income (loss)                                                        $ (34,929)
   Net realized gain on investment securities                                          3,818,020
   Change in net unrealized appreciation (depreciation)                                3,778,263
                                                                                -----------------
   Net increase in net assets resulting from operations                                7,561,354
                                                                                -----------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                                  0
   From net realized gain                                                               (421,869)
                                                                                -----------------
   Total distributions                                                                  (421,869)
                                                                                -----------------
SHARE TRANSACTIONS
   Net proceeds from sale of shares                                                   17,229,187
   Shares issued in reinvestment of distributions                                        421,869
   Shares redeemed                                                                      (750,184)
                                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING
   FROM SHARE TRANSACTIONS                                                            16,900,872
                                                                                -----------------
   TOTAL INCREASE IN NET ASSETS                                                       24,040,357
                                                                                -----------------
NET ASSETS
   Beginning of period                                                                         0
                                                                                -----------------
   End of period [including accumulated undistributed
      net investment income of $0]                                                  $ 24,040,357
                                                                                =================

COLUMBIA PARTNERS EQUITY FUND
FINANCIAL HIGHLIGHTS
YEAR ENDED MARCH 31, 2000
SELECTED PER SHARE DATA

Net asset value, beginning of period                      $ 10.00
                                                   ---------------
Income from investment operations
   Net investment loss                                      (0.04)
   Net realized and unrealized gain                          7.59
                                                   ---------------
Total from investment operations                             7.55
                                                   ---------------
Less Distributions
   From net investment income                                0.00
   From net realized gain                                   (0.39)
                                                   ---------------
Total distributions                                         (0.39)
                                                   ---------------
Net asset value, end of period                            $ 17.16
                                                   ===============

TOTAL RETURN                                               76.56%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                           $24,040
Ratio of expenses to average net assets                     1.20%
Ratio of expenses to average net assets
   before reimbursement                                     1.22%
Ratio of net investment income (loss) to
   average net assets                                       (0.31)%
Ratio of net investment income (loss) to
   average net assets before reimbursement                  (0.34)%
Portfolio turnover rate                                   215.08%

                          COLUMBIA PARTNERS EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

NOTE 1.  ORGANIZATION

     Columbia Partners Equity Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on February 2, 1999 and commenced operations on April 1, 1999. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to provide long-term capital growth. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITIES VALUATIONS- Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                         COLUMBIA PARTNERS EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FEDERAL INCOME TAXES- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

OTHER- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to accumulated net realized gains.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Columbia Partners, L.L.C. (the "Advisor") to manage the Fund's investments. The Advisor was organized as an independent limited liability company owned 50% by its employees and 50% by Galway Capital Management, L.L.C., a venture capital firm. The Advisor was organized in 1995. The investment decisions for the Fund are made by a team of the Advisor, which is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee of 1.20% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the fiscal year ended March 31, 2000 the Advisor received a fee of $133,984 from the Fund. The Advisor has voluntarily agreed to reimburse other expenses to the extent necessary to maintain total operating expenses at the rate of 1.20%. For the fiscal year ended March 31, 2000, the Advisor reimbursed expenses of $2,596. There is no assurance that such reimbursement will continue in the future.

                          COLUMBIA PARTNERS EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                            MARCH 31, 2000 - CONTINUED

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. The Administrator receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal year ended March 31, 2000 the Administrator received fees of $30,000 from the Advisor for administrative services provided to the Fund.

     The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $750). For the fiscal year ended March 31, 2000, Unified received fees of $15,790 from the Advisor for transfer agent services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the fiscal year ended March 31, 2000, Unified received fees of $15,600 from the Advisor for fund accounting services.

     The Fund retains AmeriPrime Financial Securities, Inc. ("the Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the fiscal year ended March 31, 2000. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

                         COLUMBIA PARTNERS EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 4.  SHARE TRANSACTIONS

     As of March 31, 2000 there was an unlimited number of authorized shares for the Fund. Paid in capital at March 31, 2000 was $16,900,872.

     Transactions in shares were as follows:


                                             FOR THE FISCAL YEAR ENDED
                                                   MARCH 31, 2000

                                           SHARES                 DOLLARS

Shares sold                               1,426,414             $17,229,187
Shares issued in
reinvestment                                 30,997                 421,869
Shares  redeemed
                                            (56,855)               (750,184)
                                          ----------            -----------
                                          1,400,556             $16,900,872
                                          ==========            ===========

NOTE 5.  INVESTMENTS

     For the fiscal year ended March 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $32,638,522 and $20,836,460, respectively. As of March 31, 2000, the gross unrealized appreciation for all securities totaled $4,106,042 and the gross unrealized depreciation for all securities totaled $327,779 for a net unrealized appreciation of $3,778,263. The aggregate cost of securities for federal income tax purposes at March 31, 2000 was $19,409,857.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees

Columbia Partners Equity Fund (a series of the AmeriPrime Funds)

We have audited the accompanying statement of assets and liabilities of the Columbia Partners Equity Fund, including the schedule of portfolio investments, as of March 31, 2000, and the related statement of operations, the statement of changes in net assets , and the financial highlights for the for the period indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Columbia Partners Equity Fund as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
April 20, 2000

Dear Fellow Shareholders,

The Martin Capital Opportunity Funds performed extremely well for the first fiscal year, which ended March 31, 2000. The U.S. Opportunity Fund returned 61.9% for the fiscal year vs. 17.9% for the S&P 500. The Austin Opportunity Fund returned 40.2% for the period from inception September 1, 1999 through March 31, 2000 vs. 14.3% for the S&P 500 during that same time frame. These returns were achieved with practically no turnover within the portfolios.

Both funds performed well due in part to the strength of the high-tech sector. Although the fiscal year ended with some weakness in those same high-tech stocks, we remain committed to buying quality growth companies and holding them for the long term.

OUTLOOK

The short-term outlook is clouded by higher oil prices and rising interest rates, pushed up over the past nine months by inflation concerns associated with potentially unsustainable economic growth. These higher rates are primarily responsible for the market volatility we have seen recently. In the long term, productivity of the labor force is increasing at a rapid rate, spurred by the high-tech revolution. This increasing productivity will allow faster economic growth with less inflation. It will also help to increase corporate earnings.
Within the Martin Capital Opportunity Funds, we have attempted to select companies that will benefit from the demand for greater productivity.

Powerful bull markets are characterized by high valuations. As long as the economy keeps growing at above average rates and inflation remains lower than average, high valuation levels can be sustained indefinitely. From time to time, however, when the economy shows signs of slowing to a below-average rate of growth, or inflation looks like it may pick up, the stock market can be merciless in reducing valuation levels. Eventually, when the stock market begins to look past short-term economic growth or inflation concerns to long-term above-average economic growth and lower inflation trends, the bull market resumes, taking stocks to new highs. As long as we can make a good case for long-term sustainable growth with low inflation, we will be much less inclined to try to protect portfolios from apparent short-term risks at the expense of missing out on long-term bull market returns.

Thank you for your trust and confidence in the Martin Capital Opportunity Funds.

Sincerely,


Paul B. Martin, Jr.

AUSTIN OPPORTUNITY FUND

The Austin Opportunity Fund performed well as the Central Texas region continues to grow at a feverish pace. Population growth and job creation continues at near-record levels while new private ventures and initial public offerings are a weekly occurrence. The fund is invested in a balance of locally founded companies such as Vignette, PSW Technologies, and NetSolve along with older, more established companies with significant operations in Austin such as Advanced Micro Devices, Applied Materials and Apple Computer.

 Ten Largest Holdings                            Percent of Net Assets 3/31/00
 --------------------                            -----------------------------
 Vignette                                                    6.7%
 Advanced Micro Devices                                      4.9%
 Applied Materials                                           4.2%
 Broadwing                                                   3.5%
 Apple Computer                                              3.2%
 PSW Technologies                                            3.2%
 Cirrus Logic                                                2.8%
 NetSolve                                                    2.8%
 Motorola                                                    2.7%
 National Instruments                                        2.7%

We believe the Austin Opportunity Fund will continue to perform well over the long term. The constantly expanding global economy will become increasingly dependant upon technology and innovation leadership - both strong traits of the Central Texas region.

                  Returns for the Periods Ending March 31, 2000

Fund/Index           1st Quarter 2000     6 Months     1 Year    Since Inception
----------           ----------------     --------     ------    ---------------

Martin Capital Austin
   Opportunity Fund        6.1%            42.5%         n/a          40.2%

S&P 500 Index              2.3%            17.5%         n/a          14.3%

                        Martin Capital
                   Austin Opportunity Fund             S&P 500 Index
                         $14,020                          $11,429
                   -----------------------             -------------

8/31/99                  $10,000.00                       $10,000.00
9/30/99                    9,840.00                         9,725.90
10/31/99                  10,490.00                        10,341.35
11/30/99                  12,000.00                        10,551.59
12/31/99                  13,210.00                        11,173.08
01/31/00                  13,530.00                        10,611.75
02/29/00                  14,520.00                        10,410.87
3/31/00                   14,020.00                        11,429.36


This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on September 1, 1999 (commencement of operations) and held through March 31, 2000. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. Performance figures reflect the change in value of the stocks in the index, reinvestment of dividends and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

U.S. OPPORTUNITY FUND

The U.S. Opportunity Fund exceeded our performance expectations as the U.S. economy and equity markets both expanded at a rapid rate. Most of the key holdings are in the technology sector at this time. This is a reflection of our belief that technology is the driver of economic growth into the 21st century. Our high-tech holdings have outperformed more traditional industries over the past 12 months.

Ten Largest Holdings                            Percent of Net Assets 3/31/00
--------------------                            -----------------------------
Qualcomm                                                    4.4%
Vignette                                                    3.4%
Lam Research                                                3.2%
Oracle Corp.                                                3.2%
LSI Logic                                                   2.7%
Applied Materials                                           2.5%
Sun Microsystems                                            2.5%
Advanced Micro Devices                                      2.3%
Cisco Systems                                               2.3%
Altera Corporation                                          2.2%


Broad-based stock indices such as the S&P 500 exceeded long-term average rates of growth during the first year of the U.S. Opportunity Fund. Not surprisingly, economic fundamentals were excellent during this time frame. The period was characterized by low inflation and significant growth in output both in terms of hours worked [productivity] and in the aggregate [GDP]. This scenario of high employment and productivity coupled with low inflation has persisted for so long that the Federal Reserve is rethinking its traditional trade-offs of economic growth against price increases.

The U.S. Opportunity Fund portfolio is structured to take advantage of an economy expanding at a healthy pace in an environment of low inflation and free markets. This approach has contributed to the high returns achieved over the past year, and we believe will continue to help sustain solid returns in the future.

                  Returns for the Periods Ending March 31, 2000

Fund/Index          1st Quarter 2000    6 Months    1 Year    Since Inception
----------          ----------------    --------    ------    ---------------

Martin Capital U.S.
   Opportunity Fund        10.7%          54.9%      61.9%         61.9%

S&P 500 Index               2.3%          17.5%      17.9%         17.9%


                        Martin Capital
                    U.S. Opportunity Fund          S&P 500 Index
                          $16,190                     $11,794
                    ---------------------          -------------

3/31/99                   $10,000.00                  $10,000.00
4/30/99                     9,870.00                   10,387.30
5/31/99                     9,690.00                   10,142.06
6/30/99                    10,560.00                   10,704.94
7/31/99                    10,210.00                   10,370.73
8/31/99                    10,350.00                   10,319.40
9/30/99                    10,450.00                   10,036.54
10/31/99                   11,410.00                   10,671.65
11/30/99                   12,640.00                   10,888.61
12/31/99                   14,630.00                   11,529.95
01/31/00                   14,110.00                   10,950.68
02/29/00                   15,750.00                   10,743.39
03/31/00                   16,190.00                   11,794.41

This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on April 1, 1999 (commencement of operations) and held through March 31, 2000. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. Performance figures reflect the change in value of the stocks in the index, reinvestment of dividends and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

MARTIN CAPITAL AUSTIN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - MARCH 31, 2000
COMMON STOCKS - 90.6%                                              SHARES                         VALUE

BIOTECHNOLOGY & DRUGS - 2.0%
Luminex Corp. (a)                                                         400                        $ 8,775
Pharmaceutical Product Development, Inc. (a)                              700                         11,856
                                                                                            -----------------
                                                                                                      20,631
                                                                                            -----------------
BUSINESS SERVICES - 0.1%
American Physicians Service Group, Inc. (a)                               500                          1,531
                                                                                            -----------------
CABLE & OTHER PAY TELEVISION SERVICES - 0.9%
Classic Communications, Inc. (a)                                          600                          9,450
                                                                                            -----------------
COMMUNICATIONS EQUIPMENT - 3.7%
Motorola, Inc.                                                            200                         28,475
Tellabs, Inc. (a)                                                          30                          1,888
VTEL Corp. (a)                                                          1,100                          8,525
                                                                                            -----------------
                                                                                                      38,888
                                                                                            -----------------
COMPUTER SERVICES & SOFTWARE - 17.6%
BMC Software, Inc. (a)                                                    300                         14,812
Computer Sciences Corp. (a)                                               300                         23,700
Electronic Arts, Inc. (a)                                                 300                         21,356
Electronic Data Systems Corp.                                             200                         12,938
Netpliance, Inc. (a)                                                    1,000                         14,500
NetSolve, Inc. (a)                                                        900                         29,025
Perficient, Inc. (a)                                                      700                         13,913
Pervasive Software, Inc. (a)                                            1,600                         20,600
PSW Technologies, Inc. (a)                                                850                         33,787
                                                                                            -----------------
                                                                                                     184,631
                                                                                            -----------------
COMPUTERS & OFFICE EQUIPMENT - 12.7%
Apple Computer, Inc. (a)                                                  250                         33,953
Crossroads Systems, Inc. (a)                                              240                         24,780
Dell Computer Corp. (a)                                                   450                         24,300
IKON Office Solutions, Inc.                                               200                          1,238
International Business Machines Corp.                                     180                         21,240
National Instruments Corp. (a)                                            600                         28,162
                                                                                            -----------------
                                                                                                     133,673
                                                                                            -----------------
ELECTRICAL EQUIPMENT - 4.2%
Applied Materials, Inc. (a)                                               470                         44,327
                                                                                            -----------------
ELECTRONIC INSTRUMENTS - 8.9%
Advanced Micro Devices, Inc. (a)                                          900                         51,469
Electrosource, Inc. (a)                                                 1,000                         14,312
Solectron Corp. (a)                                                       600                         24,225
XeTel Corp. (a)                                                         1,000                          3,125
                                                                                            -----------------
                                                                                                      93,131
                                                                                            -----------------
ENTERTAINMENT - 1.0%
Grand Adventures Tour & Travel Publishing Corp. (a)                     2,000                         10,000
                                                                                            -----------------

MARTIN CAPITAL AUSTIN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - MARCH 31, 2000 - CONTINUED

COMMON STOCKS - CONTINUED                                              SHARES                          VALUE

GROCERY STORES - 2.4%
Whole Foods Market, Inc. (a)                                              600                         24,834
                                                                                            -----------------
HEALTH - DIVERSIFIED - 1.7%
Abbott Laboratories, Inc.                                                 500                         17,688
                                                                                            -----------------
HEALTHCARE FACILITIES - 0.4%
Columbia/HCA Healthcare Corp.                                             100                          2,531
Prime Medical Services, Inc. (a)                                          200                          1,775
                                                                                            -----------------
                                                                                                       4,306
                                                                                            -----------------
INDUSTRIAL MACHINERY - 0.5%
DTM Corp. (a)                                                           2,000                          5,125
                                                                                            -----------------
INSURANCE - 0.8%
Citizens, Inc. (a)                                                        300                          1,969
Financial Industries Corp.                                                100                            950
Humana, Inc. (a)                                                          200                          1,487
InterContinental Life Corp. (a)                                           200                          2,000
National Western Life Insurance Co. - Cl A (a)                             30                          2,430
                                                                                            -----------------
                                                                                                       8,836
                                                                                            -----------------
INTERNET INFORMATION PROVIDERS - 11.9%

Drkoop.com, Inc. (a)                                                    1,500                          5,531
Garden.com, Inc. (a)                                                    1,500                         12,187
Hoover's, Inc.                                                          1,830                         20,816
ProsoftTraining.com (a)                                                   700                         15,575
Vignette Corp. (a)                                                        440                         70,483
                                                                                            -----------------
                                                                                                     124,592
                                                                                            -----------------
MANUFACTURERS - DIVERSIFIED - 0.3%
Minnesota Mining & Manufacturing Co.                                       30                          2,668
                                                                                            -----------------
MEDICAL EQUIPMENT & SUPPLIES - 1.0%
Arrhythmia Research Technology, Inc. (a)                                2,000                          5,000
Encore Medical Corp. (a)                                                2,000                          5,625
                                                                                            -----------------
                                                                                                      10,625
                                                                                            -----------------
NATURAL GAS - 1.7%
Southern Union Co.                                                      1,000                         18,063
                                                                                            -----------------
OIL & GAS OPERATIONS - 0.4%
Brigham Exploration Co. (a)                                             2,000                          4,500
                                                                                            -----------------
PERSONAL & HOUSEHOLD PRODUCTS - 0.1%
Surrey, Inc. (a)                                                        1,000                          1,594
                                                                                            -----------------
PHOTOGRAPHY & IMAGING - 1.9%
Dupont Photomask, Inc. (a)                                                350                         20,278
                                                                                            -----------------

MARTIN CAPITAL AUSTIN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - MARCH 31, 2000 - CONTINUED

COMMON STOCKS - CONTINUED                                              SHARES                          VALUE

PRINTING & PUBLISHING - 2.2%
Harte-Hanks Communications, Inc.                                        1,000                         22,688
                                                                                            -----------------
REAL ESTATE DEVELOPERS - 0.2%
Stratus Properties, Inc. (a)                                              500                          2,125
                                                                                            -----------------
RESTAURANTS - 1.3%
Schlotzky's Inc. (a)                                                    2,200                         13,200
                                                                                            -----------------
RETAIL & WHOLESALE - SPECIALTY - 3.7%
EZCORP, Inc. - Cl A                                                       500                          1,969
pcOrder.com, Inc. - Cl A (a)                                              700                         15,750
Travis Boats & Motors, Inc. (a)                                         1,600                         21,200
                                                                                            -----------------
                                                                                                      38,919
                                                                                            -----------------
SCIENTIFIC & TECHNICAL INSTRUMENTS - 0.8%
ThermoQuest Corp. (a)                                                     500                          8,406
                                                                                            -----------------
SEMICONDUCTORS - 4.5%
Cirrus Logic, Inc. (a)                                                  1,600                         29,200
Silicon Laboratories, Inc. (a)                                            200                         17,700
                                                                                            -----------------
                                                                                                      46,900
                                                                                            -----------------
TELECOMMUNICATIONS SERVICES - 3.7%
Broadwing, Inc.                                                         1,000                         37,126
SBC Communications, Inc.                                                   40                          1,688
                                                                                            -----------------
                                                                                                      38,814
                                                                                            -----------------

TOTAL COMMON STOCKS (COST $788,288)                                                                  950,423
                                                                                            -----------------

                                                                  PRINCIPAL
                                                                    VALUE                         VALUE

Money Market Securities - 10.1%
Firstar Treasury Fund, 5.09% (b) (Cost $105,373)                      105,373                        105,373
                                                                                            -----------------

TOTAL INVESTMENTS - 100.7%  (COST $893,661)                                                        1,055,796
                                                                                            -----------------
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%                                                        (6,970)
                                                                                            -----------------
TOTAL NET ASSETS - 100.0%                                                                        $ 1,048,826
                                                                                            =================


(a) Non-income producing
(b) Variable rate security;  the coupon rate shown  represents the rate at March 31, 2000.

MARTIN CAPITAL AUSTIN OPPORTUNITY FUND                                                    MARCH 31, 2000
STATEMENT OF ASSETS & LIABILITIES

ASSETS
Investment in securities (cost $893,661)                                                     $ 1,055,796
Cash                                                                                               2,526
Dividends receivable                                                                                  19
Interest receivable                                                                                1,060
                                                                                      -------------------
   TOTAL ASSETS                                                                                1,059,401

LIABILITIES
Accrued investment advisory fee payable                                    $ 1,003
Payable for securities purchased                                             9,562
Accrued other payables                                                          10
                                                                  -----------------
   TOTAL LIABILITIES                                                                              10,575
                                                                                      -------------------

NET ASSETS                                                                                   $ 1,048,826
                                                                                      ===================

Net Assets consist of:
Paid in capital                                                                                $ 886,691
Net unrealized appreciation on investments                                                       162,135
                                                                                      -------------------

NET ASSETS, for 74,784 shares                                                                $ 1,048,826
                                                                                      ===================

NET ASSET VALUE
Offering price and redemption price per share ($1,048,826 / 74,784)                              $ 14.02
                                                                                      ===================

MARTIN CAPITAL AUSTIN OPPORTUNITY FUND
STATEMENT OF OPERATIONS FOR THE PERIOD SEPTEMBER 1, 1999
   (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2000
INVESTMENT INCOME
Dividend income                                                                                     $ 262
Interest income                                                                                     2,250
                                                                                           ---------------
TOTAL INCOME                                                                                        2,512

EXPENSES
Investment advisory fee                                                          $ 4,479
Trustees' fees                                                                       938
                                                                      -------------------
Total expenses before reimbursement                                                5,417
Reimbursed expenses                                                                 (938)
                                                                      -------------------
Total operating expenses                                                                            4,479
                                                                                           ---------------
NET INVESTMENT LOSS                                                                                (1,967)
                                                                                           ---------------

REALIZED & UNREALIZED GAIN (LOSS)
Net realized gain on investment securities                                            65
Change in net unrealized appreciation
   on investment securities                                                      162,135
                                                                      -------------------
Net gain on investment securities                                                                 162,200
                                                                                           ---------------
NET INCREASE IN NET ASSETS                                                                      $ 160,233
    RESULTING FROM OPERATIONS                                                              ===============


MARTIN CAPITAL AUSTIN OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD SEPTEMBER 1, 1999
(COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2000
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS
   Net investment loss                                                                  $ (1,967)
   Net realized gain on investment securities                                                 65
   Change in net unrealized appreciation                                                 162,135
                                                                                -----------------
   Net increase in net assets resulting from operations                                  160,233
                                                                                -----------------
SHARE TRANSACTIONS
   Net proceeds from sale of shares                                                      889,826
   Shares redeemed                                                                        (1,233)
                                                                                -----------------
   Net increase in net assets resulting
   from share transactions                                                               888,593
                                                                                -----------------
TOTAL INCREASE IN NET ASSETS                                                           1,048,826
                                                                                -----------------

NET ASSETS

   Beginning of period                                                                         0
                                                                                -----------------
   End of period [including accumulated undistributed
      net investment income of $0]                                                   $ 1,048,826
                                                                                =================



MARTIN CAPITAL AUSTIN OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
FOR THE PERIOD SEPTEMBER 1, 1999
(COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2000
SELECTED PER SHARE DATA

Net asset value, beginning of period                      $ 10.00
                                                   ---------------
Income from investment operations
   Net investment loss                                      (0.04)
   Net realized and unrealized gain                          4.06
                                                   ---------------
Total from investment operations                             4.02
                                                   ---------------
Net asset value, end of period                            $ 14.02
                                                   ===============

TOTAL RETURN (b)                                           40.20%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                             1,049
Ratio of expenses to average net assets                     1.25%  (a)
Ratio of expenses to average net assets
   before reimbursement                                     1.51%  (a)
Ratio of net investment income (loss) to
   average net assets                                      (0.55)% (a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                 (0.81)% (a)
Portfolio turnover rate                                     0.80%  (a)

(a)  Annualized
(b)  For periods of less than a full year, total returns are not annualized.

MARTIN CAPITAL U.S. OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - MARCH 31, 2000
COMMON STOCKS - 85.9%                                              SHARES                         VALUE

APPAREL STORES - 1.1%
Gap, Inc.                                                                 800                       $ 39,950
                                                                                            -----------------
BANKS - 2.7%
Citigroup, Inc.                                                           780                         46,264
Toronto-Dominion Bank                                                   2,000                         53,375
                                                                                            -----------------
                                                                                                      99,639
                                                                                            -----------------
BUILDING SUPPLIES - 1.4%
Home Depot, Inc.                                                          800                         52,300
                                                                                            -----------------
COMMUNICATIONS EQUIPMENT - 8.6%
At Home Corp. - Cl A (a)                                                  700                         23,056
Lucent Technologies, Inc.                                                 600                         36,450
Motorola, Inc.                                                            400                         56,950
QUALCOMM, Inc. (a)                                                      1,100                        164,037
VTEL Corp. (a)                                                          5,000                         38,750
                                                                                            -----------------
                                                                                                     319,243
                                                                                            -----------------
COMPUTER SERVICES & SOFTWARE - 18.1%
3Com Corp. (a)                                                          1,000                         55,625
Advent Software, Inc. (a)                                               1,600                         73,400
America Online, Inc. (a)                                                  700                         47,513
BMC Software, Inc. (a)                                                    700                         34,562
Cadence Design Systems, Inc. (a)                                        1,900                         38,713
Computer Associates International, Inc.                                   800                         47,350
EMC Corp. (a)                                                             600                         75,600
Microsoft Corp. (a)                                                       400                         42,650
Networks Associates, Inc. (a)                                           1,500                         48,375
Oracle Corp. (a)                                                        1,500                        117,094
Prodigy Communications Corp. (a)                                        1,500                         22,594
Yahoo! Inc. (a)                                                           400                         68,550
                                                                                            -----------------
                                                                                                     672,026
                                                                                            -----------------
COMPUTERS & OFFICE EQUIPMENT - 11.6%
Altera Corp. (a)                                                          900                         80,325
Cisco Systems, Inc. (a)                                                 1,100                         84,700
Dell Computer Corp. (a)                                                 1,000                         54,000
Hewlett-Packard Co.                                                       400                         53,250
Micron Technology, Inc. (a)                                               500                         63,000
Sun Microsystems, Inc. (a)                                              1,000                         93,688
                                                                                            -----------------
                                                                                                     428,963
                                                                                            -----------------
CONSTRUCTION - 0.6%
Centex Corp.                                                            1,000                         23,687
                                                                                            -----------------
DRUGS & PHARMACEUTICALS - 2.7%
Lilly (Eli) & Co.                                                         500                         31,563
Merck & Co., Inc.                                                         500                         31,469
Pfizer, Inc.                                                            1,000                         36,625
                                                                                            -----------------
                                                                                                      99,657
                                                                                            -----------------
MARTIN CAPITAL U.S. OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - MARCH 31, 2000 - CONTINUED

COMMON STOCKS - CONTINUED                                          SHARES                         VALUE

ELECTRICAL EQUIPMENT - 5.8%
American Power Conversion Corp. (a)                                     1,700                       $ 72,887
Applied Materials, Inc. (a)                                             1,000                         94,313
General Electric Co.                                                      300                         46,669
                                                                                            -----------------
                                                                                                     213,869
                                                                                            -----------------
ELECTRONIC INSTRUMENTS - 7.2%
LSI Logic Corp. (a)                                                     1,400                        100,537
Texas Instruments, Inc.                                                   500                         81,000
Advanced Micro Devices, Inc. (a)                                        1,500                         85,781
                                                                                            -----------------
                                                                                                     267,318
                                                                                            -----------------
ENTERTAINMENT - 1.3%
Time Warner, Inc.                                                         500                         49,469
                                                                                            -----------------
FINANCE - DIVERSIFIED - 1.2%
American Express Co.                                                      300                         44,681
                                                                                            -----------------
GROCERY STORES - 0.9%
Whole Foods Market, Inc. (a)                                              800                         33,112
                                                                                            -----------------
INDUSTRIAL MACHINERY & EQUIPMENT - 3.2%
Lam Research Corp. (a)                                                  2,600                        117,162
                                                                                            -----------------
INSURANCE - 1.0%
Berkshire Hathaway Inc. - Cl B (a)                                         20                         36,460
                                                                                            -----------------
INTERNET INFORMATION PROVIDERS - 3.4%
Vignette Corp. (a)                                                        800                        128,150
                                                                                            -----------------
INVESTMENT COMPANY - 1.2%
Bear Stearns Cos., Inc.                                                 1,000                         45,750
                                                                                            -----------------
MEDICAL EQUIPMENT & SUPPLIES - 2.4%
Colorado MEDtech, Inc. (a)                                              3,000                         23,625
Medtronic, Inc.                                                         1,000                         51,563
VISX, Inc. (a)                                                            800                         14,600
                                                                                            -----------------
                                                                                                      89,788
                                                                                            -----------------
PHOTOGRAPHY & IMAGING - 1.2%
Dupont Photomask, Inc. (a)                                                800                         46,350
                                                                                            -----------------
RESTAURANTS - 1.8%
Starbucks Corp. (a)                                                     1,500                         67,219
                                                                                            -----------------
RETAIL & WHOLESALE - SPECIALTY - 2.2%
pcOrder.com, Inc. - Cl A (a)                                              700                         15,750
Tiffany & Co.                                                             800                         66,950
                                                                                            -----------------
                                                                                                      82,700
                                                                                            -----------------
MARTIN CAPITAL U.S. OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - MARCH 31, 2000 - CONTINUED

COMMON STOCKS - CONTINUED                                          SHARES                         VALUE

SECURITIES INDUSTRY - 2.6%
E*TRADE Group, Inc. (a)                                                 1,500                       $ 44,906
Schwab (Charles) Corp.                                                    900                         51,075
                                                                                            -----------------
                                                                                                      95,981
                                                                                            -----------------
SEMICONDUCTORS - 1.8%
Intel Corp.                                                               500                         66,000
                                                                                            -----------------
TELEPHONE SERVICES - 1.9%
AT&T Corp.                                                                500                         28,312
Qwest Communications International, Inc. (a)                              900                         43,200
                                                                                            -----------------
                                                                                                      71,512
                                                                                            -----------------

TOTAL COMMON STOCKS (COST $2,146,282)                                                              3,190,986
                                                                                            -----------------

                                                                  PRINCIPAL
                                                                    VALUE                         VALUE

U.S. GOVERNMENT OBLIGATIONS - 3.2%
U.S. Treasury Bond, 6%, 2/15/2026 (Cost $116,054)                     120,000                        118,688
                                                                                            -----------------
MONEY MARKET SECURITIES - 10.6%
Firstar Treasury Fund, 5.09% (b) (Cost $391,357)                      391,357                        391,357
                                                                                            -----------------

TOTAL INVESTMENTS - 99.7%  (COST $2,653,693)                                                       3,701,031
                                                                                            -----------------
OTHER ASSETS LESS LIABILITIES - 0.3%                                                                  12,204
                                                                                            -----------------
TOTAL NET ASSETS - 100.0%                                                                        $ 3,713,235
                                                                                            =================

(a) Non-income producing
(b) Variable rate security;  the coupon rate shown  represents the rate at March 31, 2000.

MARTIN CAPITAL U.S. OPPORTUNITY FUND                                                      MARCH 31, 2000
STATEMENT OF ASSETS & LIABILITIES

ASSETS
Investment in securities (cost $2,653,693)                                                   $ 3,701,031
Cash                                                                                                 496
Dividends receivable                                                                                 739
Interest receivable                                                                                3,308
Receivable for fund shares sold                                                                   11,500
Other receivables                                                                                     84
                                                                                      -------------------
   TOTAL ASSETS                                                                                3,717,158

LIABILITIES
Accrued investment advisory fee payable                                    $ 3,743
Accrued other payables                                                         180
                                                                  -----------------
   TOTAL LIABILITIES                                                                               3,923
                                                                                      -------------------

NET ASSETS                                                                                   $ 3,713,235
                                                                                      ===================

Net Assets consist of:
Paid in capital                                                                              $ 2,665,897
Net unrealized appreciation on investments                                                     1,047,338
                                                                                      -------------------

NET ASSETS, for 229,413 shares                                                               $ 3,713,235
                                                                                      ===================


NET ASSET VALUE
Offering price and redemption price per share ($3,713,235 / 229,413)                             $ 16.19
                                                                                      ===================

MARTIN CAPITAL U.S. OPPORTUNITY FUND
STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2000
INVESTMENT INCOME
Dividend income                                                                                   $ 4,105
Interest income                                                                                    11,634
Miscellaneous income                                                                                  148
                                                                                           ---------------
TOTAL INCOME                                                                                       15,887

EXPENSES
Investment advisory fee                                                         $ 22,038
Trustees' fees                                                                     2,076
                                                                      -------------------
Total expenses before reimbursement                                               24,114
Reimbursed expenses                                                               (2,076)
                                                                      -------------------
Total operating expenses                                                                           22,038
                                                                                           ---------------
NET INVESTMENT LOSS                                                                                (6,151)
                                                                                           ---------------

REALIZED & UNREALIZED GAIN (LOSS)
Net realized gains on options transactions                                         5,598
Change in net unrealized appreciation
   on investment securities                                                    1,047,338
                                                                      -------------------
Net gain on investment securities                                                               1,052,936
                                                                                           ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $ 1,046,785
                                                                                           ===============

MARTIN CAPITAL U.S. OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED MARCH 31, 2000
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS
   Net investment loss                                                                  $ (6,151)
   Net realized gain on investments                                                        5,598
   Change in net unrealized appreciation                                               1,047,338
                                                                                -----------------
   Net increase in net assets resulting from operations                                1,046,785
                                                                                -----------------
SHARE TRANSACTIONS
   Net proceeds from sale of shares                                                    2,694,998
   Shares redeemed                                                                       (28,548)
                                                                                -----------------
   Net increase in net assets resulting
   from share transactions                                                             2,666,450
                                                                                -----------------
TOTAL INCREASE IN NET ASSETS                                                           3,713,235
                                                                                -----------------

Net Assets
   Beginning of period                                                                         0
                                                                                -----------------
   End of period [including accumulated undistributed
      net investment income of $0]                                                   $ 3,713,235
                                                                                =================



MARTIN CAPITAL U.S. OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
YEAR ENDED MARCH 31, 2000
SELECTED PER SHARE DATA

Net asset value, beginning of period                      $ 10.00
                                                   ---------------
Income from investment operations
   Net investment income (loss)                             (0.04)
   Net realized and unrealized gain                          6.23
                                                   ---------------
Total from investment operations                             6.19
                                                   ---------------

Net asset value, end of period                            $ 16.19
                                                   ===============

TOTAL RETURN                                               61.90%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                             3,713
Ratio of expenses to average net assets                     1.25%
Ratio of expenses to average net assets
   before reimbursement                                     1.37%
Ratio of net investment income (loss) to
   average net assets                                       (0.35)%
Ratio of net investment income (loss) to
   average net assets before reimbursement                  (0.47)%
Portfolio turnover rate                                     0.35%

       MARTIN CAPITAL OPPORTUNITY FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

NOTE 1.  ORGANIZATION

     Martin Capital Austin Opportunity Fund (the "Austin Opportunity Fund") and Martin Capital U.S. Opportunity Fund (the "U.S. Opportunity Fund") were organized as series of the AmeriPrime Funds, an Ohio business trust (the "Trust") on August 14, 1998 and commenced operations on September 1, 1999 and April 1, 1999, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The investment objective of each Fund is to provide long-term capital appreciation. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

SECURITIES VALUATIONS- Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                        MARTIN CAPITAL OPPORTUNITY FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

OPTION WRITING- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES- Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS- Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

OTHER- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to net realized gains and paid-in capital.

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Funds retain Martin Capital Advisors, L.L.P. (the "Advisor") to manage each Fund's investments. The Advisor is a Texas limited liability partnership organized on January 29, 1999. Paul Martin, President and controlling partner of the Advisor is primarily responsible for the day-to-day management of the Fund's portfolio.

                        MARTIN CAPITAL OPPORTUNITY FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

     Under the terms of each Fund's management agreement (the "Agreements"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation, for its management services and agreement to pay each Fund's expenses, each Fund is authorized to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the period September 1, 1999 (commencement of operations) through March 31, 2000, the Advisor received a fee of $4,479 from the Austin Opportunity Fund. For the fiscal year ended March 31, 2000, the Advisor received a fee of $22,038 from the U.S. Opportunity Fund. The Advisor has voluntarily agreed to reimburse other expenses to the extent necessary to maintain total operating expenses at the rate of 1.25% for each Fund. For the period September 1, 1999 (commencement of operations) through March 31, 2000, the Advisor reimbursed expenses of $938 for the Austin Opportunity fund. For the fiscal year ended March 31, 2000, the Advisor reimbursed expenses of $2,076 for the U.S. Opportunity Fund. There is no assurance that such reimbursements will continue in the future.

     Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") under which each Fund is authorized to incur distribution expenses at an annual rate of 0.25% of the average daily net assets of the Fund. All distribution expenses incurred by a Fund under its plan are paid by the Advisor pursuant to the management agreement.

     Each Fund retains AmeriPrime Financial Services, Inc. (the "Administrator"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage each Fund's business affairs and to provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period September 1, 1999 (commencement of operations) through March 31, 2000, the Administrator received fees of $10,000 from the Advisor for administrative services provided to the Austin Opportunity Fund. For the fiscal year ended March 31, 2000, the Administrator received fees of $18,333 from the Advisor for administrative services provided to the U.S. Opportunity Fund.

     Each Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as each Fund's transfer agent and to provide each Fund with fund accounting services. For its services as transfer agent, Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $750). For the period September 1, 1999 (commencement of operations) through

                        MARTIN CAPITAL OPPORTUNITY FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

March 31, 2000, Unified received fees of $6,465 from the Advisor for transfer agent services provided to the Austin Opportunity Fund. For the fiscal year ended March 31, 2000, Unified received fees of $17,935 from the Advisor for transfer agent services provided to the U.S. Opportunity Fund. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of each Fund's assets up to $100 million, and 0.0250% of each Fund's assets from $100 million to $300 million, and 0.0200% of each Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the period September 1, 1999 (commencement of operations) through March 31, 2000, Unified received fees of $4,258 from the Advisor for fund accounting services provided to the Austin Opportunity Fund. For the fiscal year ended March 31, 2000, Unified received fees of $9,600 from the Advisor for fund accounting services provided to the U.S. Opportunity Fund.

     Each Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of each Fund's shares. There were no payments made to the Distributor for the period September 1, 1999 (commencement of operations) through March 31, 2000 and for the fiscal year ended March 31, 2000 for the Austin Opportunity Fund and U.S. Opportunity Fund, respectively. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

NOTE 4.  SHARE TRANSACTIONS

AUSTIN OPPORTUNITY FUND. As of March 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at March 31, 2000 was $886,691.

Transactions in shares were as follows:

                                         FOR THE PERIOD SEPTEMBER 1, 1999
                                           (COMMENCEMENT OF OPERATIONS)
                                            THROUGH MARCH 31, 2000

                                     SHARES                         DOLLARS

Shares sold                          74,885                         $889,826
Shares redeemed                        (101)                          (1,233)
                                   ---------                        ---------
                                     74,784                         $888,593
                                   =========                        =========



                        MARTIN CAPITAL OPPORTUNITY FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 4. SHARE TRANSACTIONS - CONTINUED

U.S. OPPORTUNITY FUND. As of March 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at March 31, 2000 was $2,665,897.

Transactions in shares were as follows:

                                           FOR THE FISCAL YEAR ENDED
                                                  MARCH 31, 2000
                                    SHARES                         DOLLARS

Shares sold                        231,507                        $2,694,998
Shares redeemed                     (2,094)                          (28,548)
                                   --------                       -----------
                                   229,413                        $2,666,450
                                   ========                       ===========

NOTE 5.  INVESTMENTS

AUSTIN OPPORTUNITY FUND. For the period September 1, 1999 (commencement of operations) through March 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $790,763 and $2,540, respectively. The gross unrealized appreciation for all securities totaled
$223,991 and the gross unrealized depreciation for all securities totaled $61,856 for a net unrealized appreciation of $162,135. The aggregate cost of securities for federal income tax purposes at March 31, 2000 was $893,661.

U.S. OPPORTUNITY FUND. For the fiscal year ended March 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $2,262,297 and $5,622, respectively. The gross unrealized appreciation for all securities totaled $1,163,613 and the gross unrealized depreciation for all securities totaled $116,275 for a net unrealized appreciation of $1,047,338. The aggregate cost of securities for federal income tax purposes at March 31, 2000 was $2,653,693.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        MARTIN CAPITAL OPPORTUNITY FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 7. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2000, National Investor Services owned of record in aggregate more than 27% of the Austin Opportunity Fund. As of March 31, 2000, National Investor Services owned of record in aggregate more than 67% of the U.S. Opportunity Fund.

NOTE 8. CALL OPTIONS WRITTEN

U.S. OPPORTUNITY FUND. Transactions in options written during the fiscal year ended March 31, 2000 were as follows:

                                                NUMBER OF     PREMIUMS
                                                CONTRACTS     RECEIVED

Options written                                     5           $5,600

Options expired                                    (5)          (5,600)
                                                 ------         -------
Options outstanding at March 31, 2000               0           $    0
                                                 ======         =======

                        MARTIN CAPITAL OPPORTUNITY FUNDS
                          INDEPENDENT AUDITOR'S REPORT
                                  April 20, 2000


To The Shareholders and Board of Trustees
Martin Capital Opportunity Funds (series of AmeriPrime Funds)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Martin Capital Opportunity Funds (comprising, respectively, the Martin Capital Austin Opportunity Fund and the Martin Capital U.S. Opportunity Fund), as of March 31, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Martin Capital Austin Opportunity Fund and the Martin Capital U.S. Opportunity Fund as of March 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
April 20, 2000

WESTCOTT NOTHING BUT NET FUND
SCHEDULE OF INVESTMENTS - MARCH 31, 2000 (UNAUDITED)
COMMON STOCKS - 101.3%                                            SHARES                        VALUE

COMMUNICATIONS SOFTWARE - 11.2%
Communication Intelligence Corp. (a)                                 15,000                        $ 89,532
Lernout & Hauspie Speech Products NV (a)                              2,000                         221,000
                                                                                           -----------------
                                                                                                    310,532
                                                                                           -----------------
CORPORATE, PROFESSIONAL & FINANCIAL SOFTWARE - 8.7%
Ariba, Inc. (a)                                                         750                         157,219
Cybercash, Inc. (a)                                                   3,625                          48,938
Intuit, Inc. (a)                                                        650                          35,344
                                                                                           -----------------
                                                                                                    241,501
                                                                                           -----------------
DATABASE & FILE MANAGEMENT SOFTWARE - 3.8%
Centura Software Corp. (a)                                           10,000                         103,438
                                                                                           -----------------
DEVELOPMENT TOOLS, AND OPERATING SYSTEMS - 5.5%
BE, Inc. (a)                                                         10,000                         151,250
                                                                                           -----------------
DIVERSIFIED TELECOM SERVICE PROVIDERS - 1.4%
Qwest Communications International, Inc. (a)                            825                          39,600
                                                                                           -----------------
INFORMATION COLLECTION & DELIVERY SERVICES - 16.7%
Hyperfeed Technologies, Inc. (a)                                     40,000                         240,000
Multex.com, Inc. (a)                                                  1,175                          43,640
WAVO Corp. (a)                                                       40,000                         178,752
                                                                                           -----------------
                                                                                                    462,392
                                                                                           -----------------
INTERNET & INTRANET SOFTWARE SERVICES - 7.3%
Exodus Communications, Inc. (a)                                         400                          56,250
Healtheon / WebMd Corp. (a)                                           1,900                          42,988
Inktomi Corp. (a)                                                       265                          51,675
Network Solutions, Inc. (a)                                             250                          38,422
RealNetworks Inc. (a)                                                   225                          12,821
                                                                                           -----------------
                                                                                                    202,156
                                                                                           -----------------
INTERNET & ONLINE CONTENT PROVIDERS - 16.6%
America Online, Inc. (a)                                                800                          54,300
Blue Zone, Inc.                                                      10,000                          90,000
Mediconsult.com, Inc. (a)                                            80,000                         230,000
Yahoo, Inc. (a)                                                         500                          85,688
                                                                                           -----------------
                                                                                                    459,988
                                                                                           -----------------
INVESTMENT BANKING & BROKERAGE - 6.7%
E*Trade Group, Inc. (a)                                               1,100                          32,931
Knight/Trimark Group, Inc. (a)                                        3,000                         153,000
                                                                                           -----------------
                                                                                                    185,931
                                                                                           -----------------
MARKETING & PUBLIC RELATION SERVICES - 1.7%
Be Free, Inc. (a)                                                     1,120                          24,640
Razorfish, Inc. - Class A (a)                                           800                          21,850
                                                                                           -----------------
                                                                                                     46,490
                                                                                           -----------------
WESTCOTT NOTHING BUT NET FUND
SCHEDULE OF INVESTMENTS - MARCH 31, 2000 (UNAUDITED) - CONTINUED

COMMON STOCKS - CONTINUED

MISCELLANEOUS BUSINESS SERVICES - 5.6%
eBAY, Inc. (a)                                                          750                       $ 132,000
Ventro Corp. (a)                                                        375                          21,234
                                                                                           -----------------
                                                                                                    153,234
                                                                                           -----------------
MULTIMEDIA PRODUCTION, GRAPHICS & PUBLISHING - 1.4%
Macromedia, Inc. (a)                                                    430                          38,834
                                                                                           -----------------

NETWORKING & COMMUNICATION DEVICES - 5.8%
Foundry Networks, Inc. (a)                                              240                          34,500
LinuxWizardry System, Inc. (a)                                       35,200                         126,498
                                                                                           -----------------
                                                                                                    160,998
                                                                                           -----------------
SECURITY SOFTWARE SERVICES - 3.8%
Check Point Software Technologies LTD. (a)                              350                          59,872
VeriSign, Inc. (a)                                                      300                          44,963
                                                                                           -----------------
                                                                                                    104,835
                                                                                           -----------------
SERVICES TO FINANCIAL COMPANIES - 2.4%
Checkfree Holdings Corp. (a)                                            375                          26,438
First Data Corp.                                                        900                          39,769
                                                                                           -----------------
                                                                                                     66,207
                                                                                           -----------------
SERVICES TO COMMUNICATION PROVIDERS - 1.7%
Global Crossing LTD. (a)                                                650                          26,650
Network Access Solutions Corp. (a)                                      950                          20,900
                                                                                           -----------------
                                                                                                     47,550
                                                                                           -----------------
SPECIALTY RETAIL - 1.0%
Amazon.com, Inc. (a)                                                    400                          26,800
                                                                                           -----------------

TOTAL COMMON STOCKS (COST $3,034,407)                                                             2,801,736
                                                                                           -----------------

TOTAL INVESTMENTS - 101.3% (COST $3,034,407)                                                      2,801,736
                                                                                           -----------------
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%                                                      (36,385)
                                                                                           -----------------
TOTAL NET ASSETS - 100.0%                                                                       $ 2,765,351
                                                                                           =================
(a) Non-income producing


WESTCOTT NOTHING BUT NET FUND                                                             MARCH 31, 2000
STATEMENT OF ASSETS & LIABILITIES (Unaudited)

ASSETS

Investment in securities (cost $3,034,407)                                                   $ 2,801,736
Dividends receivable                                                                                  18
Interest receivable                                                                                  592
Receivable for securities sold                                                                   174,260
                                                                                      -------------------
   TOTAL ASSETS                                                                                2,976,606

LIABILITIES

Accrued investment advisory fee payable                                    $ 4,738
Accrued distribution fee payable                                               177
Payable for securities purchased                                            13,751
Payable to custodiun bank                                                  192,439
Other payables and accrued expenses                                            150
                                                                  -----------------

   TOTAL LIABILITIES                                                                             211,255
                                                                                      -------------------

NET ASSETS                                                                                   $ 2,765,351
                                                                                      ===================

Net Assets consist of:
Paid in capital                                                                              $ 3,019,791
Accumulated net investment loss                                                                  (10,665)
Accumulated net realized loss on investments                                                     (11,104)
Net unrealized depreciation on investments                                                      (232,671)
                                                                                      -------------------

NET ASSETS                                                                                   $ 2,765,351
                                                                                      ===================


CLASS A:

Net Asset Value, offering price and redemption
   price per share ($273,426/28,362 shares)                                                       $ 9.64
                                                                                      ===================

CLASS I:

Net Asset Value, offering price and redemption
   price per share ($2,491,925/260,053 shares)                                                    $ 9.58
                                                                                      ===================



WESTCOTT NOTHING BUT NET FUND
STATEMENT OF OPERATIONS FOR THE PERIOD DECEMBER 8, 1999
   (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2000 (UNAUDITED)
INVESTMENT INCOME
Dividend income                                                                                      $ 36
Interest income                                                                                     2,347
                                                                                           ---------------
TOTAL INCOME                                                                                        2,383


EXPENSES
Investment advisory fee                                                         $ 12,722
Distribution fees - Class A                                                          177
Trustee's fees                                                                     1,343
                                                                      -------------------
Total expenses before reimbursement                                               14,242
Reimbursed expenses                                                               (1,194)
                                                                      -------------------
Total operating expenses                                                                           13,048
                                                                                           ---------------
NET INVESTMENT LOSS                                                                               (10,665)
                                                                                           ---------------

REALIZED & UNREALIZED GAIN (LOSS)
Net realized loss on investment securities                                       (11,104)
Change in net unrealized depreciation
   on investment securities                                                     (232,671)
                                                                      -------------------
Net loss on investment securities                                                                (243,775)
                                                                                           ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $ (254,440)
                                                                                           ===============



WESTCOTT NOTHING BUT NET FUND
STATEMENT OF CHANGES IN NET ASSETS FOR THE PERIOD DECEMBER 8, 1999 (COMMENCEMENT
   OF OPERATIONS) TO MARCH 31, 2000 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment loss                                                                 $ (10,665)
   Net realized loss on investment securities                                            (11,104)
   Change in net unrealized depreciation                                                (232,671)
                                                                                -----------------
   Net decrease in net assets resulting from operations                                 (254,440)
                                                                                -----------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                                  0
   Return of capital                                                                           0
   From net realized gain                                                                      0
                                                                                -----------------
   Total distributions                                                                         0

SHARE TRANSACTIONS - NET INCREASE
   Class A                                                                               284,693
   Class I                                                                             2,735,098
                                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING
   FROM SHARE TRANSACTIONS                                                             3,019,791
                                                                                -----------------
   TOTAL INCREASE IN NET ASSETS                                                        2,765,351
                                                                                -----------------

Net Assets
   Beginning of period                                                                         0
                                                                                -----------------
   End of period [including accumulated net                                           $ 2,765,351
   investment loss of $(10,665)]                                                =================



WESTCOTT NOTHING BUT NET FUND
CLASS A
FINANCIAL HIGHLIGHTS FOR THE PERIOD DECEMBER 8, 1999
   (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2000 (UNAUDITED)

Selected Per Share Data

Net asset value, beginning of period                      $ 10.00
                                                   ---------------
Income from investment operations
   Net investment loss                                      (0.06)
   Net realized and unrealized gain (loss)                  (0.30)
                                                   ---------------
Total from investment operations                            (0.36)
                                                   ---------------
Less distributions:
   Distributions from net investment income                  0.00
   Distributions from net realized gains                     0.00
                                                   ---------------
Total distributions                                          0.00
                                                   ---------------
Net asset value, end of period                             $ 9.64
                                                   ===============

TOTAL RETURN (a)                                            (3.60)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                              $273
Ratio of expenses to average net assets                     1.97%  (b)
Ratio of expenses to average net assets
   before reimbursement                                     2.17%  (b)
Ratio of net investment income to
   average net assets                                      (1.64)% (b)
Ratio of net investment income (loss) to
   average net assets before reimbursement                 (1.84)% (b)
Portfolio turnover rate                                   124.70%  (b)


(a)  For periods of less than a full year, total returns are not annualized.
(b)  Annualized

WESTCOTT NOTHING BUT NET FUND
CLASS I
FINANCIAL HIGHLIGHTS FOR THE PERIOD DECEMBER 8, 1999
   (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2000 (UNAUDITED)

Selected Per Share Data

Net asset value, beginning of period                      $ 10.00
                                                   ---------------
Income from investment operations
   Net investment loss                                      (0.05)
   Net realized and unrealized gain (loss)                  (0.37)
                                                   ---------------
Total from investment operations                            (0.42)
                                                   ---------------
Less distributions:
   Distributions from net investment income                  0.00
   Distributions from net realized gains                     0.00
                                                   ---------------
Total distributions                                          0.00
                                                   ---------------
Net asset value, end of period                             $ 9.58
                                                   ===============

TOTAL RETURN (a)                                            (4.20)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                            $2,492
Ratio of expenses to average net assets                     1.72%  (b)
Ratio of expenses to average net assets
   before reimbursement                                     1.90%  (b)
Ratio of net investment income to
   average net assets                                      (1.40)% (b)
Ratio of net investment income (loss) to
   average net assets before reimbursement                 (1.58)% (b)
Portfolio turnover rate                                   124.70%  (b)


(a)  For periods of less than a full year, total returns are not annualized.
(b)  Annualized

                          WESTCOTT NOTHING BUT NET FUND
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 (UNAUDITED)

NOTE 1.  ORGANIZATION

     The Westcott Nothing But Net Fund (the "Fund") was organized as diversified series of AmeriPrime Funds (the "Trust") on September 29, 1999 and commenced operations on December 8, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Fund's investment objective is to provide long-term growth of capital. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest without par value.

     The Fund currently consists of two classes of shares, Class A and Class I, each of which has equal rights as to assets and voting privileges except that each class has different distribution expenses. Each class has exclusive voting rights with respect to its distribution plans.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITIES VALUATION- Securities, which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last-quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Adviser, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review by the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by

                          WESTCOTT NOTHING BUT NET FUND
                          NOTES TO FINANCIAL STATEMENTS
                     MARCH 31, 2000 (UNAUDITED) - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

using the amortized-cost method of valuation, which the Board has determined will represent fair value.

     FEDERAL INCOME TAXES - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     DIVIDENDS AND DISTRIBUTIONS- The Fund intends to comply with federal tax rules regarding distribution of substantially all its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

     OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Aegis Asset Management, Inc. (the "Adviser") to manage the Fund's investments. Layng Guerriero is primarily responsible for the day-to-day management of the portfolio of the Fund.

     Under the terms of the management agreement (the "Agreement"), the Adviser manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of each Fund except brokerage, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee (based on average daily net assets) of 1.70% computed and accrued daily and paid. For the period from December 8, 1999 (commencement of operations) through March 31, 2000, the Adviser received a fee of $12,722 from the Fund. The Adviser has voluntarily agreed to reimburse other expenses to the extent necessary to maintain total operating expenses at the rate of 1.97%, and 1.72% for A and B shares, respectively. For the period from December 8, 1999 (commencement of operations) through March 31, 2000, The Adviser reimbursed expenses of $1,194. There is no assurance that such reimbursement will continue in the future.

                          WESTCOTT NOTHING BUT NET FUND
                          NOTES TO FINANCIAL STATEMENTS
                     MARCH 31, 2000 (UNAUDITED) - CONTINUED

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

     On behalf of the Class A shares, the fund has adopted a distribution fee (the "Distribution Plan") under Rule 12b-1 of the 1940 Act. Under the Distribution Plan, the Fund is authorized to pay a fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class A Shares. For the period from December 8, 1999 (commencement of operations) through March 31, 2000, the Adviser received distribution fees of $177 from the Fund for expenses related to the sale of Fund shares.

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. The Administrator receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the period from December 8, 1999 (commencement of operations) through March 31, 2000, the Administrator received fees of $9,390 from the Adviser for administrative services provided to the Fund.

    The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Adviser of $1.20 per shareholder (subject to a minimum monthly fee of $750). For the period from December 8, 1999 (commencement of operations), Unified received fees of $6,653 from the Adviser for transfer agent services. For its services as fund accountant, Unified receives an annual fee from the Adviser equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the period from December 8, 1999 (commencement of operations), Unified received fees of $5,574 from the Adviser for fund accounting services.

     The Fund retains AmeriPrime Financial Securities, Inc. ("the Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc. to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the period from December 8, 1999 (commencement of operations) through March 31, 2000. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

                          WESTCOTT NOTHING BUT NET FUND
                          NOTES TO FINANCIAL STATEMENTS
                     MARCH 31, 2000 (UNAUDITED) - CONTINUED

NOTE 4.  SHARE TRANSACTIONS

     As of March 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at March 31, 2000 was $3,019,791.

     Transactions in shares were as follows:

                                          FOR THE PERIOD DECEMBER 8, 1999
                                           (COMMENCEMENT OF OPERATIONS)
                                                  TO MARCH 31, 2000

                                       SHARES                     DOLLARS
CLASS A:
Shares sold                            50,886                     $538,241

Shares issued from
reinvested Dividends                        0                            0

Shares redeemed                       (22,524)                    (253,548)
                                     ----------                 -----------
                                       28,362                     $284,693
                                     ==========                 ===========



                                          FOR THE PERIOD DECEMBER 8, 1999
                                           (COMMENCEMENT OF OPERATIONS)
                                                  TO MARCH 31, 2000

                                      SHARES                       DOLLARS
CLASS I:
Shares sold                           281,134                     $2,960,385

Shares issued from
reinvested Dividends                        0                              0

Shares redeemed                       (21,081)                      (225,287)
                                    ----------                    ----------
                                      260,053                     $2,735,098
                                    ==========                    ==========

NOTE 5.  INVESTMENTS

     For the period from December 8, 1999 (commencement of operations) through March 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $3,767,548 and $722,039, respectively. As of March 31, 2000, the gross unrealized appreciation for all securities totaled $334,090 and the gross unrealized depreciation for all securities totaled $566,761 for a net unrealized depreciation of $232,671. The aggregate cost of securities for federal income tax purposes at March 31, 2000 was $3,034,407.

                          WESTCOTT NOTHING BUT NET FUND
                          NOTES TO FINANCIAL STATEMENTS
                     MARCH 31, 2000 (UNAUDITED) - CONTINUED

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

     The Adviser is not a registered broker-dealer of securities and does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2000, Margaret Guerriero beneficially owned in aggregate more than 94% of A Shares of the Fund. As of March 31, 2000, Eckhard Pfeiffer beneficially owned in aggregate more than 89% of I Shares of the Fund.

May 1, 2000


Dear Shareholder,

We are pleased to present the performance results of the Shepherd Values Family of Funds ("Funds") for the period ended March 31, 2000 for your perusal.

SHEPHERD VALUES GROWTH FUND

CORNERSTONE CAPITAL MANAGEMENT, INC.

The Shepherd Values Growth Fund has nearly completed its first full year of results. The fund has successfully employed its bottom-up, fundamental discipline of investing in a wide range of U.S. companies. While the funds style of investing doesn't preclude it to investing in any particular "type" of company (e.g., value vs. growth), the funds higher weighted P/E and beta has lent itself well to the investment environment of the past several months. High P/E stocks have generally outperformed low P/E stocks over the past several months and we view this trend continuing as investors favor the high growth sectors such as technology, telecommunications and the Internet.

SHEPHERD VALUES SMALL-CAP FUND

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Starting in March, value stocks staged an impressive rally that significantly narrowed their performance gap relative to growth stocks. Following several months of underperformance versus growth stocks, we believe a number of fundamentals support the case for the continued improvement in the asset class: better-than-expected earnings, acceleration in global economic growth and rising productivity.

Industry specific developments have also contributed to the improved performance among value stocks recently. There is the potential for consolidation, as evidenced by Citicorp's decision to purchase Traveler's Property and Casualty. Banks are also supporting an anticipation that the Federal Reserve's interest rate hikes will soon be over.

We  continue  to  look  for   small-cap   stocks  that  display  the   following
characteristics:

o        Attractive valuation
o        Underlying financial strength
o        Evidence of positive change



SHEPHERD VALUES INTERNATIONAL FUND

TEMPLETON PORTFOLIO ADVISORY

The first quarter of 2000 was marked by technology, media and telecommunications stocks continued outperformance relative to "old economy" stocks. This trend, coupled with severe volatility, was widely noted in U.S. markets with the divergence in performance of the NASDAQ Composite (up 12.37%) and the Dow Jones Industrial Average (down 4.68%) in the first quarter of 2000. Yet, investor appetite for the above mentioned "new economy" sectors has not been limited to the U.S. and has spread throughout the world to both developed and emerging markets. In our view, this "old" vs. "new" economy battle has created a two-tiered market worldwide with valuations and volatility rising on the one side and the opportunity of capitalizing on values created by mispricing on the other.

Throughout Templeton's 50-year history of managing money, the key to their success has never been to follow the crowd, and during times of extreme volatility and speculation, they have remained committed to their long-term, bottom-up approach. According to our manager, today's marketplace has created tremendous opportunity to find values worldwide and to invest in world-class "old economy" companies at bargain prices. In the words of Sir John Templeton, "Too many investors focus on outlook and trend. More profit is made by focusing on value. In the stock market, the only way to get a bargain is to buy what most investors are selling."

SHEPHERD VALUES FIXED INCOME FUND

POTOMAC ASSET MANAGEMENT COMPANY

For the calendar year 1999, the bond market, as measured by the major indices, showed negative returns with the Federal Reserve aggressively using Fed policy to fight the threat of inflation. For the brief history of the fund, we maintained a shorter than average maturity for the fund. In early 2000, the Federal Reserve announced a series of buybacks to retire the 30-year U.S. Treasury bond in line with policy decisions to use part of the Federal budget surplus. This has created an inverted yield curve in the fixed income markets with short- and intermediate-term bonds having higher yields than long-term bonds. Since the beginning of 2000, we have managed the portfolio's bond maturity to take advantage of the higher rates available in the intermediate-term market.

SHEPHERD VALUES VIF EQUITY FUND

This fund is not actively managed; asset level too small for indexing.

VALUES-BASED POLICY

As always, the Shepherd Values Funds maintain consistency with the values-based policy stated in the prospectus. We continue to monitor positions on a daily basis to ensure this consistency at all times. Subsequently, we work closely with our research partner, the Values Investment Forum, Inc. to provide the Shepherd Values Funds with customized research on the values standards of corporate America. While we clearly exclude a number of companies from the Shepherd Values Funds as a result of this policy, we don't believe it has any imposing impact on the overall performance of the Shepherd Values Funds, whether on an absolute basis or when compared to appropriate benchmarks.

We appreciate your continued trust and confidence. As always, please don't hesitate to contact us with any questions or comments.

Respectfully,



Jason D. Huntley
Chief Investment Officer

Shepherd Advisory Services, Inc.



Shepherd Values Fixed Income Fund
Schedule of Investments - March 31, 2000

Corporate Bonds - 42.5%                                                    Principal                   Value


The Goldman Sachs Group, Inc., 6.65%, 05/15/09                                  50,000                    $ 46,412
Morgan Stanley Dean Witter & Co., 6.40%, 4/28/08                                20,000                      18,512
                                                                                                  -----------------
                                                                                                  -----------------

TOTAL CORPORATE BONDS (Cost $64,776)                                                                        64,924
                                                                                                  -----------------
                                                                                                  -----------------

U.S. Government Securities - 16.6%

Federal Home Loan Bank, 7.375%, 2/12/10 (Cost $25,531)                          25,000                      25,405
                                                                                                  -----------------
                                                                                                  -----------------

Money Market Securities - 3.7%
Firstar Treasury Fund, 5.09% (a) (Cost $5,700)                                   5,700                       5,700
                                                                                                  -----------------
                                                                                                  -----------------

TOTAL INVESTMENTS - 62.8% (Cost $96,007)                                                                    96,029
                                                                                                  -----------------
                                                                                                  -----------------
Other assets less liabilities - 37.2%                                                                       56,831
                                                                                                  -----------------
                                                                                                  -----------------
Total Net Assets - 100.0%                                                                                $ 152,860
                                                                                                  =================



(a) Variable rate security; the coupon rate shown represents the rate at March 31, 2000

Shepherd Values Fixed Income Fund                                                       March 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities (cost $96,007)                                                       $ 96,029
Cash                                                                                            55,643
Interest receivable                                                                              1,552
                                                                                     ------------------
   Total assets                                                                                153,224

Liabilities
Accrued investment advisory fee payable                                     $ 364
                                                                 -----------------

   Total liabilities                                                                               364
                                                                                     ------------------

Net Assets                                                                                   $ 152,860
                                                                                     ==================

Net Assets consist of:
Paid in capital                                                                              $ 152,713
Accumulated undistributed net investment income                                                    540
Accumulated net realized gain (loss) on investments                                               (415)
Net unrealized appreciation on investments                                                          22
                                                                                     ------------------

Net Assets, for 15,255 shares                                                                $ 152,860
                                                                                     ==================

Net Asset Value and
  redemption price per share ($152,860 / 15,255)                                               $ 10.02
                                                                                     ==================

Maximum offering price per share (100/96.50 of $10.02)                                         $ 10.38
                                                                                     ==================

Shepherd Values Fixed Income Fund
Statement of Operations for the Period October 22, 1999
   (Commencement of Operations) to March 31, 2000

Investment Income
Interest income                                                                                    $ 983
                                                                                          ---------------
Total Income                                                                                         983


Expenses
Investment advisory fee                                                           $ 365
Trustees' fees                                                                      267
                                                                      ------------------
                                                                      ------------------
Total operating expenses                                                            632
Reimbursed expenses                                                                (267)
                                                                      ------------------
Net expenses                                                                                         365
                                                                                          ---------------
Net Investment Income                                                                                618
                                                                                          ---------------

Realized & Unrealized Gain (Loss)
Net realized loss on investment securities                                         (415)
Change in net unrealized appreciation
   on investment securities                                                          22
                                                                      ------------------
Net gain on investment securities                                                                   (393)
                                                                                          ---------------
Net increase in net assets resulting from operations                                               $ 225
                                                                                          ===============

Shepherd Values Fixed Income Fund
Statement of Changes in Net Assets for the period October 22, 1999
   (Commencement of Operations) to March 31, 2000


Increase (Decrease) in Net Assets
Operations
   Net investment income                                                                    618
   Net realized gain (loss) on investment securities                                       (415)
   Change in net unrealized appreciation                                                     22
                                                                               -----------------
                                                                               -----------------
   Net increase in net assets resulting from operations                                     225
                                                                               -----------------
Distributions to shareholders
   From net investment income                                                               (78)
   From net realized gain                                                                     -
                                                                               -----------------
                                                                               -----------------
   Total distributions                                                                      (78)
                                                                               -----------------
Share Transactions
   Net proceeds from sale of shares                                                     162,915
   Shares issued in reinvestment of dividends                                                71
   Shares redeemed                                                                      (10,273)
                                                                               -----------------
Net increase in net assets resulting
   from share transactions                                                              152,713
                                                                               -----------------
                                                                               -----------------
   Total increase in net assets                                                         152,860
                                                                               -----------------

Net Assets
   Beginning of period                                                                        -
                                                                               -----------------
   End of period [including accumulated undistributed net
      investment income of $540]                                                        152,860
                                                                               =================

Shepherd Values Fixed Income Fund
Financial Highlights for the period October 22, 1999
   (Commencement of Operations) to March 31, 2000



Selected Per Share Data
Net asset value, beginning of period                     $ 10.00
                                                   --------------
Income from investment operations
   Net investment income (loss)                             0.09
   Net realized and unrealized gain                        (0.03)
                                                   --------------
Total from investment operations                            0.06
                                                   --------------
Less Distributions
   From net investment income                              (0.04)
   From net realized gain                                   0.00
                                                   --------------
Total Distributions                                        (0.04)
Net asset value, end of period                           $ 10.02
                                                   ==============

Total Return (b) (c)                                       0.52%

Ratios and Supplemental Data
Net assets, end of period (000)                            $ 153
Ratio of expenses to average net assets                    1.25% (a)
Ratio of expenses to average net assets
   before reimbursement                                    2.16% (a)
Ratio of net investment income to
   average net assets                                      2.11% (a)
Ratio of net investment income to
   average net assets before reimbursement                 1.20% (a)
Portfolio turnover rate                                  836.69% (a)

(a)  Annualized
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Total return calculations exclude the effect of sales charges.

Shepherd Values Growth Fund
Schedule of Investments - March 31, 2000

Common Stocks - 107.6%                                            Shares                        Value

Auto & Truck Manufacturers - 3.8%
Ford Motor Co.                                                      1,000            $             46,125
                                                                                           -----------------
                                                                                           -----------------

Commercial Banks - 5.8%
Bank of New York, Inc.                                                250                          10,391
Citigroup, Inc.                                                     1,000                          59,312
                                                                                           -----------------
                                                                                           -----------------
                                                                                                   69,703
                                                                                           -----------------
                                                                                           -----------------
Computer Communication Equip. - 3.8%
Cisco Systems, Inc. (a)                                               600                          46,200
                                                                                           -----------------
                                                                                           -----------------

Computer Peripheral Equip. - 2.3%
Micron Electronics, Inc. (a)                                        2,000                          28,000
                                                                                           -----------------
                                                                                           -----------------

Computer Storage Devices - 6.8%
EMC Corp. (a)                                                         450                          56,700
Maxtor Corp. (a)                                                    2,000                          25,875
                                                                                           -----------------
                                                                                           -----------------
                                                                                                   82,575
                                                                                           -----------------
                                                                                           -----------------
Crude Petroleum & Natural Gas - 3.7%
Enron Corp.                                                           600                          44,925
                                                                                           -----------------
                                                                                           -----------------

Electromedical & Electrotherapeutic Apparatus - 8.0%
Medtronic, Inc.                                                      1,000                         51,563
Summit Technology, Inc. (a)                                          5,000                         45,625
                                                                                           -----------------
                                                                                           -----------------
                                                                                                   97,188
                                                                                           -----------------
                                                                                           -----------------
Electronic Computers - 2.2%
Dell Computer Corp. (a)                                                500                         27,000
                                                                                           -----------------
                                                                                           -----------------

General Industrial Machinery & Equip. - 4.2%
Tyco International, Inc.                                             1,000                         50,562
                                                                                           -----------------
                                                                                           -----------------

Household Appliances - 5.5%
Maytag Corp.                                                         2,000                         66,250
                                                                                           -----------------
                                                                                           -----------------

Perfumes, Cosmetics & Other Toilet Preparations - 0.9%
Colgate-Palmolive Co.                                                  200                         11,350
                                                                                           -----------------
                                                                                           -----------------

Photographic Equip. & Supplies - 3.6%
Eastman Kodak, Inc.                                                    800                         43,450
                                                                                           -----------------
                                                                                           -----------------

Radio & TV Broadcasting & Communications Equip. - 3.6%
Nokia Corp. (c)                                                        200                         43,450
                                                                                           -----------------
                                                                                           -----------------

Radio Telephone Communications - 2.7%
Sonera Group Plc (c)                                                   500                         33,187
                                                                                           -----------------
                                                                                           -----------------

Shepherd Values Growth Fund
Schedule of Investments - March 31, 2000 - continued

Common Stocks - continued                                         Shares                        Value
Retail - Variety Stores - 0.7%
Wal-Mart Stores, Inc.                                                  150                        $ 8,541
                                                                                           -----------------
                                                                                           -----------------

Retail-Building Materials - 1.2%
Fastenal Co.                                                           300                         14,362
                                                                                           -----------------
                                                                                           -----------------

Retail-Drug Stores & Proprietary Stores - 0.8%
Walgreen Co.                                                           400                         10,300
                                                                                           -----------------
                                                                                           -----------------

Retail-Eating Places - 1.9%
McDonald's Corp.                                                       600                         22,613
                                                                                           -----------------
                                                                                           -----------------

Retail-Grocery Stores - 3.7%
Safeway, Inc. (a)                                                    1,000                         45,250
                                                                                           -----------------
                                                                                           -----------------

Security Brokers, Dealers & Flotation Cos. - 4.2%
Knight/Trimark Group, Inc. (a)                                       1,000                         51,000
                                                                                           -----------------
                                                                                           -----------------

Semiconductors & Related Devices - 4.3%
Conexant Systems, Inc. (a)                                             400                          28,450
JDS Uniphase Corp. (a)                                                 200                          24,113
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    52,563
                                                                                           -----------------
                                                                                           -----------------
Service - Advertising - 5.1%
Verticalnet, Inc. (a)                                                  100                          13,594
Interpublic Group, Inc.                                              1,000                          47,812
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    61,406
                                                                                           -----------------
                                                                                           -----------------
Services-Computer Programming Services - 1.4%
Entrust Technologies, Inc. (a)                                          200                         17,075
                                                                                           -----------------
                                                                                           -----------------

Services-Management Services - 2.7%
ServiceMaster Co.                                                     2,900                         32,625
                                                                                           -----------------
                                                                                           -----------------

Services-Prepackaged Software - 7.9%
Ariba, Inc. (a)                                                         100                         20,963
BMC Software (a)                                                      1,000                         49,375
Check Point Software Technologies Ltd. (a) (c)                          150                         25,659
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    95,997
                                                                                           -----------------
                                                                                           -----------------
Services-Specialty Facilities - 1.9%
Orthodontic Centers of America, Inc. (a)                              1,200                         23,025
                                                                                           -----------------
                                                                                           -----------------

Telephone & Telegraph Apparatus - 7.3%
Comverse Technology, Inc. (a)                                           200                         37,800
Nortel Networks Corp.                                                   400                         50,500
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    88,300
                                                                                           -----------------
                                                                                           -----------------

Shepherd Values Growth Fund
Schedule of Investments - March 31, 2000 - continued - continued

Common Stocks - continued                                         Shares                        Value
Telephone Communications - 6.4%
Exodus Communications, Inc. (a)                                         250           $             35,156
Lucent Technologies, Inc.                                               700                         42,525
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    77,681
                                                                                           -----------------
                                                                                           -----------------
Wholesale-Groceries & Related Products - 1.2%
Sysco Corp.                                                             400                         14,275
                                                                                           -----------------
                                                                                           -----------------


TOTAL COMMON STOCKS (Cost $1,304,978)                                                             1,304,978
                                                                                           -----------------
                                                                                           -----------------

                                                                 Principal
                                                                   Amount
Money Market Securities - 1.3%
Firstar Treasury Fund, 5.09% (b) (Cost $15,051)                     $ 15,051                        15,051
                                                                                           -----------------
                                                                                           -----------------

TOTAL INVESTMENTS - 108.9% (Cost $1,320,029)                                                      1,320,029
                                                                                           -----------------
                                                                                           -----------------
Other assets less liabilities - (8.9)%                                                             (107,224)
                                                                                           -----------------
                                                                                           -----------------
Total Net Assets - 100.0%                                                                       $ 1,212,805
                                                                                           =================



(a) Non-Income Producing
(b) Variable rate security; the coupon rate shown represents the rate at March 31, 2000
(c) American Depository Receipt

Shepherd Values Growth Fund                                                             March 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities (cost $1,320,029)                                                 $ 1,320,029
Cash                                                                                            17,440
Receivable for securities sold                                                                  44,074
Receivable for fund shares sold                                                                  1,930
Dividends receivable                                                                               494
Interest receivable                                                                                 55
Receivable from advisor                                                                         15,396
                                                                                     ------------------
   Total assets                                                                              1,399,418

Liabilities
Accrued investment advisory fee payable                                   $ 1,634
Federal taxes payable                                                      15,396
Payable for securities purchased                                          165,035
Payable for fund shares redeemed                                            4,548
                                                                 -----------------
   Total liabilities                                                                           186,613
                                                                                     ------------------

Net Assets                                                                                 $ 1,212,805
                                                                                     ==================

Net Assets consist of:
Paid in capital                                                                              1,134,959
Accumulated undistributed net investment income                                                     54
Accumulated undistributed net realized gain on investments                                      77,792
                                                                                     ------------------

Net Assets, for 102,670 shares                                                             $ 1,212,805
                                                                                     ==================

Net Asset Value and
  redemption price per share ( $1,212,805 / 102,670)                                           $ 11.81
                                                                                     ==================

Maximum offering price per share (100 / 96.50 of $11.81)                                       $ 12.24
                                                                                     ==================

Shepherd Values Growth Fund
Statement of Operations for the Period April 13, 1999
   (Commencement of Operations) to March 31, 2000

Investment Income
Dividend income                                                                                  $ 1,632
Interest income                                                                                    1,631
                                                                                          ---------------
Total Income                                                                                       3,263


Expenses
Investment advisory fee                                                         $ 3,209
Tax expense                                                                      15,396
Trustees' fee                                                                     1,971
                                                                      ------------------
Total expenses before fee waiver & reimbursements                                20,576
Waived & reimbursement expenses                                                 (17,367)
                                                                      ------------------
Total operating expenses                                                                           3,209
                                                                                          ---------------
Net Investment income                                                                                 54
                                                                                          ---------------

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                                       77,792
                                                                      ------------------
Net gain on investment securities                                                                 77,792
                                                                                          ---------------
                                                                                          ---------------
Net increase in net assets resulting from operations                                            $ 77,846
                                                                                          ===============

Shepherd Values Growth Fund
Statement of Changes in Net Assets for the period April 13, 1999
   (Commencement of Operations) to March 31, 2000



Increase (Decrease) in Net Assets
Operations
   Net investment income                                                                   $ 54
   Net realized gain on investment securities                                            77,792
                                                                               -----------------
   Net increase in net assets resulting from operations                                  77,846
                                                                               -----------------
Distributions to shareholders
   From net investment income                                                                 -
   From net realized gain                                                                     -
                                                                               -----------------
   Total distributions                                                                        -
                                                                               -----------------
Share Transactions
   Net proceeds from sale of shares                                                   1,170,553
   Shares issued in reinvestment of distributions                                             -
   Shares redeemed                                                                      (35,594)
                                                                               -----------------
Net increase in net assets resulting
   from share transactions                                                            1,134,959
                                                                               -----------------
                                                                               -----------------
   Total increase in net assets                                                       1,212,805
                                                                               -----------------

Net Assets
   Beginning of period                                                                        -
                                                                               -----------------
   End of period [including accumulated undistributed net
      investment income of $54]                                                     $ 1,212,805
                                                                               =================

Shepherd Values Growth Fund
Financial Highlights for the period April 13, 1999
   (Commencement of Operations) to March 31, 2000




Selected Per Share Data
Net asset value, beginning of period                              $ 10.00
                                                            --------------
Income from investment operations
   Net investment income (loss)                                         -
   Net realized and unrealized gain                                  1.81
                                                            --------------
Total from investment operations                                     1.81
                                                            --------------
Less Distributions
  From net investment income                                            -
  From net realized gain(loss)                                          -
                                                            --------------
Total distributions                                                     -

Net asset value, end of period                                    $ 11.81
                                                            ==============

Total Return (b) (c)                                               18.10%


Ratios and Supplemental Data
Net assets, end of period (000)                                   $ 1,213
Ratio of expenses to average net assets                             1.03% (a)
Ratio of expenses to average net assets
    before waivers & reimbursements                                 6.60% (a)
Ratio of net investment income to
   average net assets                                               0.02% (a)
Ratio of net investment income to average
   net assets before waivers & reimbursements                      (5.56)%(a)
Portfolio turnover rate                                           175.06% (a)

(a)  Annualized
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Total return calculations exclude the effect of sales charges.

Shepherd Values International Fund
Schedule of Investments - March 31, 2000

Common Stocks - 52.8%                                             Shares                        Value

Aerospace & Defense - 3.4%
BAE Systems PLC  (c)                                                    165                $          3,706
Rolls Royce PLC  (c)                                                    205                           3,319
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      7,025
                                                                                           -----------------
                                                                                           -----------------
Auto & Truck Manufacturers - 3.0%
Volkswagen AG  (c)                                                     365                            3,192
Volvo AB - Class B  (c)                                                110                            3,004
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      6,196
                                                                                           -----------------
                                                                                           -----------------
Biotechnology & Drugs - 1.2%
Nycomed Amersham  (c)                                                   65                            2,568
                                                                                           -----------------
                                                                                           -----------------

Chemical & Allied Products - 6.3%
Aventis SA  (c)                                                         65                            3,510
Basf AG  (c)                                                            80                            3,797
Imperial Chemical Industry  (c)                                         60                            1,935
Norsk Hydro ASA  (c)                                                   100                            3,806
                                                                                           -----------------
                                                                                           -----------------
                                                                                                     13,048
                                                                                           -----------------
                                                                                           -----------------
Commercial Banks - 4.6%
Australia & New Zealand Banking Group  (c)                              80                            2,520
Credicorp LTD                                                          105                            1,135
ForeningsSparbanken AB  (c)                                            220                            2,992
HSBC Holdings (c)                                                       45                            2,742
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      9,389
                                                                                           -----------------
                                                                                           -----------------
Conglomerates - 1.1%
Pacific Dunlop LTD  (c)                                                635                            2,302
                                                                                           -----------------
                                                                                           -----------------

Drilling Oil & Gas Wells - 3.0%
Lasmo PLC  (c)                                                         255                            1,594
Repsol SA  (c)                                                         220                            4,689
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      6,283
                                                                                           -----------------
                                                                                           -----------------
Electric Utilities - 4.6%
Centrais Electricas  (c)                                               110                            1,050
CLP Holdings Limited  (c)                                              635                            2,846
Gener SA  (c)                                                           85                            1,148
Korea Electric Power (a) (c)                                            95                            1,508
National Power PLC  (c)                                                140                            2,914
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      9,466
                                                                                           -----------------
                                                                                           -----------------
Financial Services - 2.1%
Cheung Kong Holdings LTD  (c)                                          190                            2,843
First Pacific Co. LTD  (c)                                             615                            1,491
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      4,334
                                                                                           -----------------
                                                                                           -----------------
Gold & Silver Ores - 0.6%
Barrick Gold                                                            75                            1,177
                                                                                           -----------------
                                                                                           -----------------
Shepherd Values International Fund
Schedule of Investments - March 31, 2000 - continued

Common Stocks - continued                                         Shares                        Value

Insurance - 5.5%
Allied Zurich PLC (a) (c)                                              185                 $          4,046
AXA-UAP  (c)                                                            30                            2,151
Scor  (c)                                                               40                            1,890
XL Capital LTD - Class A                                                60                            3,322
                                                                                           -----------------
                                                                                           -----------------
                                                                                                     11,409
                                                                                           -----------------
                                                                                           -----------------
Motor Vehicle Parts & Accessories - 2.2%
Autoliv, Inc.                                                          150                            4,500
                                                                                           -----------------
                                                                                           -----------------

Paper Mills - 0.8%
Asia Pulp & Paper (a) (c)                                              210                            1,549
                                                                                           -----------------
                                                                                           -----------------

Photographic Equipment & Supplies - 1.6%
Fuji Photo Film Co.  (c)                                                75                           3,300
                                                                                           -----------------
                                                                                           -----------------

Retail - Variety Stores - 1.4%
Marks & Spencer PLC  (c)                                               120                            2,903
                                                                                           -----------------
                                                                                           -----------------

Security & Protection Products & Services - 1.7%
Williams PLC  (c)                                                      230                            3,500
                                                                                           -----------------
                                                                                           -----------------

Security Brokers, Dealers & Flotation Cos. - 0.8%
Nomura Securities (c)                                                    5                            1,633
                                                                                           -----------------
                                                                                           -----------------

Semiconductors & Related Devices - 1.0%
Veba AG  (c)                                                            40                             2,027
                                                                                           -----------------
                                                                                           -----------------

Telephone Communications - 6.1%
Alcatel Alsthom Sponsored  (c)                                          65                            2,848
Embratel Participacoes SA  (c)                                          50                            1,281
Nippon Telegraph & Telephone  (c)                                       55                            4,335
PC Holdings SA (a) (c)                                                  65                            1,113
Telecom Corp of New Zealand LTD  (c)                                    80                            2,935
                                                                                           -----------------
                                                                                           -----------------
                                                                                                     12,512
                                                                                           -----------------
                                                                                           -----------------
Tobacco Products - 0.6%
Grupo Carso SA (a) (c)                                                 150                            1,157
                                                                                           -----------------
                                                                                           -----------------

Transportation - 0.5%
Laidlaw, Inc.                                                          780                            1,121
                                                                                           -----------------
                                                                                           -----------------

Truck Trailers - 0.7%
Desc SA de CV (a) (c)                                                   95                            1,425
                                                                                           -----------------
                                                                                           -----------------

TOTAL COMMON STOCKS (Cost $108,219)                                                                 108,824
                                                                                           -----------------
                                                                                           -----------------
Shepherd Values International Fund
Schedule of Investments - March 31, 2000 - continued

                                                                 Principal
                                                                   Amount
Money Market Securities - 4.1%
Firstar Treasury Fund, 5.09% (b) (Cost $8,500)                       $ 8,500                        $ 8,500
                                                                                           -----------------
                                                                                           -----------------

TOTAL INVESTMENTS - 56.9% (Cost $116,719)                                                           117,324
                                                                                           -----------------
                                                                                           -----------------
Other assets less liabilities - 43.1%                                                                88,938
                                                                                           -----------------
                                                                                           -----------------
Total Net Assets - 100.0%                                                                         $ 206,262
                                                                                           =================
                                                                                           =================


(a) Non-Income Producing
(b) Variable rate security; the coupon rate shown represents the rate at March 31, 2000
(c) American Depository Receipt

Shepherd Values International Fund                                                      March 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities (cost $116,719)                                                     $ 117,324
Cash                                                                                            89,164
Dividends receivable                                                                               204
Interest receivable                                                                                 28
                                                                                     ------------------
   Total assets                                                                                206,720

Liabilities
Accrued investment advisory fee payable                                     $ 494
                                                                 -----------------

   Total liabilities                                                                               494
                                                                                     ------------------

Net Assets                                                                                   $ 206,226
                                                                                     ==================

Net Assets consist of:
Paid in capital                                                                              $ 205,696
Accumulated net investment loss                                                                    (75)
Net unrealized appreciation on investments                                                         605
                                                                                     ------------------

Net Assets, for 20,756 shares                                                                $ 206,226
                                                                                     ==================

Net Asset Value and
  redemption price per share ($206,226 / 20,756)                                                $ 9.94
                                                                                     ==================

Maximum offering price per share (100 / 96.50 of $9.94)                                        $ 10.30
                                                                                     ==================

Shepherd Values International Fund
Statement of Operations for the Period October 22, 1999
   (Commencement of Operations) to March 31, 2000

Investment Income
Dividend income                                                                                    $ 203
Interest income                                                                                      285
                                                                                          ---------------
Total Income                                                                                         488


Expenses
Investment advisory fee                                                           $ 647
Trustees' fees                                                                      267
                                                                      ------------------
Total expenses before reimbursement                                                 914
Reimbursed expenses                                                                (267)
                                                                      ------------------
Total operating expenses                                                                             647
                                                                                          ---------------
Net Investment Loss                                                                                 (159)
                                                                                          ---------------

Realized & Unrealized Gain (Loss)
Change in net unrealized appreciation
   on investment securities                                                         605
                                                                      ------------------
Net gain on investment securities                                                                    605
                                                                                          ---------------
Net increase in net assets resulting from operations                                               $ 446
                                                                                          ===============

Shepherd Values International Fund
Statement of Changes in Net Assets for the period October 22, 1999
   (Commencement of Operations) to March 31, 2000


Increase (Decrease) in Net Assets
Operations
   Net investment loss                                                                   $ (159)
   Net realized gain (loss) on investment securities                                          -
   Change in net unrealized appreciation                                                    605
                                                                               -----------------
                                                                               -----------------
   Net increase in net assets resulting from operations                                     446
                                                                               -----------------
Distributions to shareholders
   From net investment income                                                               (75)
   Return of capital                                                                          -
   From net realized gain                                                                     -
                                                                               -----------------
   Total distributions                                                                      (75)
                                                                               -----------------
Share Transactions
   Net proceeds from sale of shares                                                     209,069
   Shares issued in reinvestment of distributions                                            66
   Shares redeemed                                                                       (3,280)
                                                                               -----------------
Net increase in net assets resulting
   from share transactions                                                              205,855
                                                                               -----------------
                                                                               -----------------
   Total increase in net assets                                                         206,226
                                                                               -----------------

Net Assets
   Beginning of period                                                                        -
                                                                               -----------------
   End of period [including accumulated net
      investment loss of $(75)]                                                       $ 206,226
                                                                               =================

Shepherd Values International Fund
Financial Highlights for the period October 22, 1999
   (Commencement of Operations) to March 31, 2000


Selected Per Share Data
Net asset value, beginning of period                     $ 10.00
                                                   --------------
Income from investment operations
   Net investment income (loss)                            (0.02)
   Net realized and unrealized gain                            -
                                                   --------------
Total from investment operations                           (0.02)
                                                   --------------
Less Distributions
  From net investment income                               (0.04)
  From net realized gain(loss)                                 -
                                                   --------------
Total distributions                                        (0.04)

Net asset value, end of period                            $ 9.94
                                                   ==============

Total Return (b) (c)                                       (0.24)%

Ratios and Supplemental Data
Net assets, end of period (000)                            $ 206
Ratio of expenses to average net assets                    1.95% (a)
Ratio of expenses to average net assets
    before reimbursement                                   2.75% (a)
Ratio of net investment income to
   average net assets                                      (0.48)(a)
Ratio of net investment income to
   average net assets before reimbursement                 (1.28)(a)
Portfolio turnover rate                                    0.00% (a)

(a)  Annualized
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Total return calculations exclude the effect of sales charges.

Shepherd Values Small-Cap Fund
Schedule of Investments - March 31, 2000


Common Stocks - 79.6%                                             Shares                        Value

Aerospace/Defense Products - 2.1%
Alliant Techsystems, Inc. (a)                                             90                        $ 5,299
BE Aerospace, Inc. (a)                                                   220                          1,293
Scott Technologies, Inc. (a)                                             200                          3,775
                                                                                           -----------------
                                                                                           -----------------
                                                                                                     10,367
                                                                                           -----------------
Agricultural Machinery - .9%
Gehl Co. (a)                                                             250                          4,562
                                                                                           -----------------

Airlines - 1.0%
Frontier Airlines, Inc. (a)                                              430                          5,106
                                                                                           -----------------

Apparel - Clothing - 1.0%
Kellwood Co.                                                             270                          4,776
                                                                                           -----------------

Auto Parts - .9%
Arvin Industiries, Inc.                                                  190                          4,323
                                                                                           -----------------

Banking - 9.3%
City National Corp.                                                      130                          4,371
Community First Bankshares, Inc.                                         220                          3,520
Community Bank System, Inc.                                              170                          3,889
First Essex Bancorp, Inc.                                                140                          2,161
FirstMerit Corp.                                                         290                          5,347
First Republic Bank (a)                                                  170                          3,368
F.N.B. Corp.                                                             190                          3,491
Greater Bay Bancorp                                                      110                          4,427
Imperial Bancorp (a)                                                     170                          5,270
Parkvale Financial Corp.                                                 130                          2,048
Peoples Heritage Financial Group, Inc.                                   300                          4,500
The Colonial BancGroup, Inc.                                             290                          3,117
                                                                                           -----------------
                                                                                           -----------------
                                                                                                     45,509
                                                                                           -----------------
Building Materials & Gardening Supplies - 1.0%
Central Garden & Pet Co. (a)                                             500                          4,937
                                                                                           -----------------

Business Forms & Other Office Supplies - 1.2%
Paxar Corp. (a)                                                          590                          5,863
                                                                                           -----------------

Clothing, Shoe & Accesory - .9%
Cato Corp. Cl A                                                          360                          4,230
                                                                                           -----------------

Computer Products Distribution & Support - 1.7%
Pomeroy Computer Resources, Inc. (a)                                     200                          3,675
Tech Data Corp. (a)                                                      140                          4,603
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      8,278
                                                                                           -----------------

Shepherd Values Small-Cap Fund
Schedule of Investments - March 31, 2000 - continued


Common Stocks - continued                                         Shares                        Value

Construction, Mining & Other Heavy Machinery - 1.0%
NACCO Industries, Inc.                                                   100                        $ 4,788
                                                                                           -----------------

Consumer Products - Non Durables - .9%
Veterinary Centers of America, Inc. (a)                                  330                          4,537
                                                                                           -----------------

Consumer Services - 1.5%
Central Parking Corp.                                                    120                          2,378
Rent-Way, Inc. (a)                                                       250                          4,891
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      7,269
                                                                                           -----------------
Contract Electronics Manufacturing - .9%
Benchmark Electronics, Inc. (a)                                          110                          4,173
                                                                                           -----------------

Corporate, Professional & Financial Software - 1.6%
Deltek Systems, Inc. (a)                                                 260                          3,981
MAPICS, Inc. (a)                                                         250                          3,984
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      7,965
                                                                                           -----------------
Department Stores - .5%
Value City Department Stores, Inc. (a)                                   170                          2,380
                                                                                           -----------------

Discount & Variety Retailing - .7%
ShopKo Stores, Inc. (a)                                                  180                          3,352
                                                                                           -----------------

Diversified Building Materials - .8%
Ameron International Corp.                                               110                          3,912
                                                                                           -----------------

Diversified Chemicals - 2.0%
Engelhard Corp.                                                          350                          5,403
OM Group, Inc.                                                           100                          4,556
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      9,959
                                                                                           -----------------
Diversified Electronics - 1.4%
Vishay Intertechnology, Inc. (a)                                         120                          6,728
                                                                                           -----------------

Diversified Utilities - 2.0%
Alliant Energy Corp.                                                     150                          4,519
UGI Corp.                                                                230                          5,060
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      9,579
                                                                                           -----------------
Drug Manufactures - Other - 1.1%
Chattem, Inc. (a)                                                        370                          5,226
                                                                                           -----------------

Electric Utilities - 1.9%
IDACORP, Inc.                                                            150                          5,137
Sierra Pacific Resources                                                 320                          4,000
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      9,137
                                                                                           -----------------

Shepherd Values Small-Cap Fund
Schedule of Investments - March 31, 2000 - continued


Common Stocks - continued                                         Shares                        Value

Electronics Distribution - 1.1%
Pioneer-Standard Electronics, Inc.                                       330                        $ 5,198
                                                                                           -----------------

Gas Utilities - 1.7%
Energen Corp.                                                            330                          5,589
NUI Corp.                                                                110                          2,833
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      8,422
                                                                                           -----------------
Hardware & Fasteners - .6%
SPS Technologies, Inc. (a)                                               100                          3,113
                                                                                           -----------------

Healthcare Plans - .9%
Trigon Healthcare, Inc. (a)                                              120                          4,290
                                                                                           -----------------

Industrial Equipment & Product Distribution - .8%
Kaman Corp. Cl A                                                         400                          3,900
                                                                                           -----------------

Information Technology Consulting Services - 1.1%
Complete Business Solutions. Inc. (a)                                    100                          2,237
iGATE Capital Corp. (a)                                                   70                          3,159
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      5,396
                                                                                           -----------------
Lawn & Garden Equipment - .8%
The Toro Co.                                                             130                          3,900
                                                                                           -----------------

Lodging - .7%
Prime Hospitality Corp. (a)                                              470                          3,496
                                                                                           -----------------

Lumber, Wood Productions & Timber Operations - 1.0%
Pope & Talbot, Inc.                                                      260                          4,778
                                                                                           -----------------

Marketing & Public Relations - .5%
Boron LePore & Associates, Inc. (a)                                      300                          2,662
                                                                                           -----------------

Medical Appliances & Equipment - .9%
ADAC Laboratories (a)                                                    340                          4,675
                                                                                           -----------------

Medical Products Distribution - 1.0%
Owens & Minor, Inc.                                                      440                          4,758
                                                                                           -----------------

Metal Fabrication - .9%
Mueller Industries, Inc. (a)                                             140                          4,287
                                                                                           -----------------

Miscellaneous Building Materials - .8%
NCI Building Systems, Inc. (a)                                           200                          3,763
                                                                                           -----------------


Shepherd Values Small-Cap Fund
Schedule of Investments - March 31, 2000 - continued


Common Stocks - continued                                         Shares                        Value

Miscellaneous Electrical Products - .8%
Smith (A.O.) Corp. (a)                                                   220                        $ 3,988
                                                                                           -----------------

Multiline Insurance - .9%
Delphi Financial Group, Inc. (a)                                         140                          4,323
                                                                                           -----------------

Oil & Gas Equipment - .9%
Gulf Island Fabrication, Inc. (a)                                        280                          4,130
                                                                                           -----------------

Oil & Gas Exploration & Production - 2.1%
Noble Affiliates, Inc.                                                   170                          5,514
Swift Energy Co. (a)                                                     260                          4,631
                                                                                           -----------------
                                                                                           -----------------
                                                                                                     10,145
                                                                                           -----------------
Oil & Gas Refining & Marketing - .8%
Valero Energy Corp.                                                      130                          3,997
                                                                                           -----------------

Oil & Gas Services - 1.9%
Newpark Resources, Inc. (a)                                              560                          4,515
Tuboscope, Inc. (a)                                                      280                          4,742
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      9,257
                                                                                           -----------------
Paints, Coatings & Other Finishing Products - .8%
Ferro Corp.                                                              220                          3,919
                                                                                           -----------------

Personal Care Products - .3%
Nu Skin Enterprises, Inc. (a)                                            200                          1,588
                                                                                           -----------------

Printing, Photocopying & Graphic Design - .8%
Banta Corp.                                                              220                          4,070
                                                                                           -----------------

Recreational Vehicles - .9%
National R.V. Holdings, Inc. (a)                                         260                          4,127
                                                                                           -----------------

Real Estate - Diversified & Miscellaneous - .6%
Colonial Properties Trust                                                120                          2,887
                                                                                           -----------------

REIT - Industrial - 1.3%
CenterPoint Properties Trust                                              90                          3,279
Shurguard Storage Centers, Inc.                                          120                          3,090
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      6,369
                                                                                           -----------------
REIT - Office - .6%
CarrAmerica Realty Corp.                                                 140                          2,949
                                                                                           -----------------




Shepherd Values Small-Cap Fund
Schedule of Investments - March 31, 2000 - continued


Common Stocks - continued                                         Shares                        Value

REIT - Residential - 1.2%
Manufactured Home Communities, Inc.                                      120                        $ 2,790
Summit Properties, Inc.                                                  160                          3,130
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      5,920
                                                                                           -----------------
REIT - Retail - 1.3%
The Macerich Co.                                                         160                          3,300
Taubman Centers, Inc.                                                    270                          3,038
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      6,338
                                                                                           -----------------
Reinsurance - 1.7%
Enhance Financial Services Group, Inc.                                   210                          3,124
Reinsurance Group of America, Inc.                                       210                          4,974
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      8,098
                                                                                           -----------------
Residential Construction - 1.8%
Beazer Homes USA, Inc. (a)                                               200                          3,750
NVR, Inc. (a)                                                             90                          4,860
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      8,610
                                                                                           -----------------
Security & Protection Products & Services - .3%
Printrak International, Inc. (a)                                         100                          1,300
                                                                                           -----------------

Scientific & Technical Instruments - 1.2%
Beckman Coulter, Inc.                                                     90                          5,777
                                                                                           -----------------

Semiconductor Equipment & Materials - 1.1%
Esterline Technologies Corp. (a)                                         410                          5,330
                                                                                           -----------------

Shipbuilding & Related Services - 1.1%
Newport News Shipbuilding, Inc.                                          180                          5,434
                                                                                           -----------------

Shipping - .8%
Tidewater, Inc.                                                          120                          3,817
                                                                                           -----------------

Specialty Chemicals - .5%
International Specialty Products, Inc. (a)                               390                          2,486
                                                                                           -----------------

Specialty Contracting & Industrial Maintenance - .9%
EMCOR Group, Inc. (a)                                                    200                          4,200
                                                                                           -----------------

Staffing, Outsourcing & Other Human Resourses - 1.4%
Interim Services, Inc. (a)                                               270                          5,012
Modis Professional Services, Inc. (a)                                    150                          1,894
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      6,906
                                                                                           -----------------
Steel Production - .9%
AK Steel Holding Corp.                                                   230                          2,386
Quanex Corp.                                                             110                          1,994
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      4,380
                                                                                           -----------------
Shepherd Values Small-Cap Fund
Schedule of Investments - March 31, 2000 - continued


Common Stocks - continued                                         Shares                        Value

Surety, Title & Miscellaneous Insurance - .8%
LandAmerica Financial Group, Inc.                                        200                        $ 3,925
                                                                                           -----------------

Telecommunications - 1.3%
Boston Communications Group, Inc. (a)                                    240                          1,740
RSL Communications, Ltd. (a)                                             200                          4,800
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      6,540
                                                                                           -----------------
Trucking - 1.5%
Arkansas  Best Corp. (a)                                                 310                          3,255
Heartland Express, Inc. (a)                                              230                          3,231
U.S.Xpress Enterprises, Inc., Cl A (a)                                   100                            881
                                                                                           -----------------
                                                                                           -----------------
                                                                                                      7,367
                                                                                           -----------------

TOTAL COMMON STOCKS (Cost $370,285)                                                                 387,771
                                                                                           -----------------

                                                                 Principal
                                                                   Amount
Money Market Securities - 2.1%
Firstar Treasury Fund, 5.09% (b) (Cost $10,000)                     $ 10,000                       $ 10,000
                                                                                           -----------------

TOTAL INVESTMENTS - 81.7% (Cost $380,285)                                                           397,771
                                                                                           -----------------
                                                                                           -----------------
Other assets less liabilities - 18.3%                                                                89,290
                                                                                           -----------------
                                                                                           -----------------
Total Net Assets - 100.0%                                                                         $ 487,061
                                                                                           =================


(a) Non-Income Producing
(b) Variable rate security; the coupon rate shown represents the rate at September 30, 1999.


Shepherd Values Small-Cap Fund                                                          March 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities (cost $380,285)                                                     $ 397,771
Cash                                                                                           150,276
Receivable for securities sold                                                                   1,304
Dividends receivable                                                                                21
Interest receivable                                                                                 42
                                                                                     ------------------
   Total assets                                                                                549,414

Liabilities
Accrued investment advisory fee payable                                     $ 950
Payable for securities purchased                                           61,403
                                                                 -----------------

   Total liabilities                                                                            62,353
                                                                                     ------------------

Net Assets                                                                                   $ 487,061
                                                                                     ==================

Net Assets consist of:
Paid in capital                                                                              $ 470,621
Accumulated net investment loss                                                                    (52)
Accumulated net realized loss on investments                                                      (994)
Net unrealized appreciation on investments                                                      17,486
                                                                                     ------------------

Net Assets, for 47,079 shares                                                                $ 487,061
                                                                                     ==================

Net Asset Value and
  redemption price per share ($487,061 / 47,079)                                               $ 10.35
                                                                                     ==================

Maximum offering price per share (100/96.50 of $10.35)                                         $ 10.73
                                                                                     ==================

Shepherd Values Small-Cap Fund
Statement of Operations for the Period October 22, 2000
   (Commencement of Operations) to March 31, 2000

Investment Income
Dividend income                                                                                     $ 37
Interest income                                                                                      263
                                                                                          ---------------
Total Income                                                                                         300


Expenses
Investment advisory fee                                                           $ 950
Trustees' fees                                                                      267
                                                                      ------------------
                                                                      ------------------
Total expenses before reimbursement                                               1,217
Expense reimbursement                                                              (267)
                                                                      ------------------
Total operating expenses                                                                             950
                                                                                          ---------------
Net Investment Income (Loss)                                                                        (650)
                                                                                          ---------------

Realized & Unrealized Gain (Loss)
Net realized loss on investment securities                                         (994)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                      17,486
                                                                      ------------------
Net gain on investment securities                                                                 16,492
                                                                                          ---------------
Net increase in net assets resulting from operations                                            $ 15,842
                                                                                          ===============

Shepherd Values Small-Cap Fund
Statement of Changes in Net Assets for the period October 22, 2000
   (Commencement of Operations) to March 31, 2000


Increase (Decrease) in Net Assets
Operations
   Net investment loss                                                                   $ (650)
   Net realized gain (loss) on investment securities                                       (994)
   Change in net unrealized appreciation (depreciation)                                  17,486
                                                                               -----------------
                                                                               -----------------
   Net increase in net assets resulting from operations                                  15,842
                                                                               -----------------
Distributions to shareholders
   From net investment income                                                               (52)
   From net realized gain                                                                     -
                                                                               -----------------
   Total distributions                                                                      (52)
                                                                               -----------------
Share Transactions
   Net proceeds from sale of shares                                                     532,432
   Shares issued in reinvestment of dividends                                                43
   Shares redeemed                                                                      (61,204)
                                                                               -----------------
Net increase in net assets resulting
   from share transactions                                                              471,271
                                                                               -----------------
                                                                               -----------------
   Total increase in net assets                                                         487,061
                                                                               -----------------

Net Assets
   Beginning of period                                                                        -
                                                                               -----------------
   End of period [including accumulated net
      investment loss of $(52)]                                                       $ 487,061
                                                                               =================

Shepherd Values Small-Cap Fund
Financial Highlights for the period October 22, 1999
   (Commencement of Operations) to March 31, 2000



Selected Per Share Data
Net asset value, beginning of period                     $ 10.00
                                                   --------------
Income from investment operations
   Net investment income (loss)                            (0.05)
   Net realized and unrealized gain                         0.42
                                                   --------------
Total from investment operations                            0.37
                                                   --------------
Less Distributions
  From net investment income                               (0.02)
  From net realized gain(loss)                                 -
                                                   --------------
Total distributions                                        (0.02)

Net asset value, end of period                           $ 10.35
                                                   ==============

Total Return (b) (c)                                       3.70%

Ratios and Supplemental Data
Net assets, end of period (000)                            $ 487
Ratio of expenses to average net assets                    1.80% (a)
Ratio of expenses to average net assets
    before reimbursement                                   2.30% (a)
Ratio of net investment income to
   average net assets                                    (1.23)% (a)
Ratio of net investment income to
   average net assets before reimbursement               (1.74)% (a)
Portfolio turnover rate                                   41.01% (a)

(a)  Annualized
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Total return calculations exclude the effect of sales charges.

Shepherd Values VIF Equity Fund
Schedule of Investments - March 31, 2000

                                                                 Principal
                                                                   Amount
Money Market Securities - 4.0%
Firstar Treasury Fund, 5.09% (a) (Cost $4,600)                       $ 4,600                          4,600
                                                                                           -----------------
                                                                                           -----------------

TOTAL INVESTMENTS - 4.0% (Cost $4,600)                                                                4,600
                                                                                           -----------------
                                                                                           -----------------
Other assets less liabilities - 96.0%                                                               111,067
                                                                                           -----------------
                                                                                           -----------------
Total Net Assets - 100.0%                                                                         $ 115,667
                                                                                           =================



(a) Variable rate security; the coupon rate shown represents the rate at March 31, 2000.

Shepherd Values VIF Equity Fund                                                          March 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities (cost $4,600)                                                          $ 4,600
Cash                                                                                            111,333
Interest receivable                                                                                  19
                                                                                     -------------------
   Total assets                                                                                 115,952

Liabilities
Accrued investment advisory fee payable                                     $ 285
                                                                 -----------------

   Total liabilities                                                                                285
                                                                                     -------------------

Net Assets                                                                                    $ 115,667
                                                                                     ===================

Net Assets consist of:
Paid in capital                                                                               $ 115,739
Accumulated net investment loss                                                                     (72)
                                                                                     -------------------

Net Assets, for 11,560 shares                                                                 $ 115,667
                                                                                     ===================

Net Asset Value and
  redemption price per share ($115,667 / 11,560)                                                $ 10.01
                                                                                     ===================

Maximum offering price per share (100/96.50 of $10.01)                                          $ 10.37
                                                                                     ===================

Shepherd Values VIF Equity Fund
Statement of Operations for the Period October 22, 1999
   (Commencement of Operations) to March 31, 2000

Investment Income
Interest income                                                                                    $ 325
                                                                                          ---------------
Total Income                                                                                         325


Expenses
Investment advisory fee                                                           $ 285
Trustees' fees                                                                      267
                                                                      ------------------
Total operating expenses                                                            552
Reimbursed expenses                                                                (267)
                                                                      ------------------
                                                                                                     285
                                                                                          ---------------
Net Investment Income                                                                                 40
                                                                                          ---------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                     -
Change in net unrealized appreciation (depreciation)
   on investment securities                                                           -
                                                                      ------------------
Net gain on investment securities                                                                      -
                                                                                          ---------------
Net increase in net assets resulting from operations                                                $ 40
                                                                                          ===============


Shepherd Values VIF Equity Fund
Statement of Changes in Net Assets for the period October 22, 1999
   (Commencement of Operations) to March 31, 2000



Increase (Decrease) in Net Assets
Operations
   Net investment income                                                                   $ 40
   Net realized gain (loss) on investment securities                                          -
   Change in net unrealized appreciation (depreciation)                                       -
                                                                               -----------------
                                                                               -----------------
   Net increase in net assets resulting from operations                                      40
                                                                               -----------------
Distributions to shareholders
   From net investment income                                                              (112)
   From net realized gain                                                                     -
                                                                               -----------------
                                                                               -----------------
   Total distributions                                                                     (112)
                                                                               -----------------
Share Transactions
   Net proceeds from sale of shares                                                     173,645
   Shares issued in reinvestment of dividends                                               100
   Shares redeemed                                                                      (58,006)
                                                                               -----------------
Net increase in net assets resulting
   from share transactions                                                              115,739
                                                                               -----------------
                                                                               -----------------
   Total increase in net assets                                                         115,667
                                                                               -----------------

Net Assets
   Beginning of period                                                                        -
                                                                               -----------------
   End of period [including accumulated net
      investment loss of $(72)]                                                       $ 115,667
                                                                               =================

Shepherd Values VIF Equity Fund
Financial Highlights for the period October 22, 1999
   (Commencement of Operations) to March 31, 2000


Selected Per Share Data
Net asset value, beginning of period                     $ 10.00
                                                   --------------
Income from investment operations
   Net investment income (loss)                             0.03
   Net realized and unrealized gain                            -
                                                   --------------
Total from investment operations                            0.03
                                                   --------------
Less Distributions
  From net investment income                               (0.02)
  From net realized gain(loss)                                 -
                                                   --------------
Total distributions                                        (0.02)

Net asset value, end of period                           $ 10.01
                                                   ==============

Total Return (b) (c)                                       0.31%

Ratios and Supplemental Data
Net assets, end of period (000)                            $ 116
Ratio of expenses to average net assets                    1.00% (a)
Ratio of expenses to average net assets
    before reimbursement                                   1.90% (a)
Ratio of net investment income to
   average net assets                                      0.14% (a)
Ratio of net investment income to
   average net assets before reimbursement               (0.78)% (a)
Portfolio turnover rate                                    0.00% (a)

(a)  Annualized
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Total return calculations exclude the effect of sales charges.

                              SHEPHERD VALUES FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

NOTE 1.  ORGANIZATION

    The Shepherd Values Growth Fund was organized as a diversified series of the AmeriPrime Funds (the "Trust") on February 2, 1999 and commenced operations on April 13, 1999. The Fixed Income Fund, Small-Cap Fund and VIF Equity Fund were organized as diversified series of the Trust on June 25, 1999 and commenced operations on October 22, 1999. The International Fund was organized as non-diversified series of the Trust on June 25, 1999 and commenced operations on October 22, 1999. The investment objective of the Growth, International, and Small-Cap Funds is long-term capital appreciation. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with the preservation of capital. The investment objective of the VIF Equity Fund is to track the performance of the VIF 400 Values Index. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. Each series of the Trust is referred to herein as a "Fund" or collectively as the "Funds". Each Fund is one of a series of funds currently authorized by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

SECURITIES VALUATIONS- Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review of the Board of the Trust.

    Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued,

                              SHEPHERD VALUES FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

securities are valued at fair value as determined in good faith by the adviser, subject to review of the Board.

     Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

FEDERAL INCOME TAXES- Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. For the fiscal year ended March 31, 2000, the Growth Fund did not qualify as a regulated investment company. Therefore, the Fund was required to pay taxes in the amount of $15,396. The Funds' adviser reimbursed the Fund for this amount.

DIVIDENDS AND DISTRIBUTIONS- Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

OTHER- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital. Tax reclassification was made for the International Fund and the Small Cap Fund.

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser. The investment adviser to the Shepherd Values Funds is Shepherd Advisory Services, Inc., 2505 21st Ave. South, Suite 204, Nashville, Tennessee 37212 ("Shepherd"). Shepherd is a wholly owned subsidiary of Shepherd Financial Services, Inc., a financial services company.




                              SHEPHERD VALUES FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

    Under the terms of the management agreements (the "Agreements"), Shepherd manages each Fund's investments subject to approval of the Board and pays all of the expenses of each Fund except brokerage, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, each Fund is obligated to pay Shepherd a fee based on average daily net assets, computed and accrued daily and paid monthly at the following annual rates: Fixed Income Fund, 1.25%; Growth Fund, 1.75%: International Fund, 1.95%; Small-Cap Fund, 1.80%; VIF Equity Fund, 1.00%. For the period January 21, 2000 to March 31, 2000, Shepherd received a fee of $3,112 from the Growth Fund. For the period October 22, 1999 to March 31, 2000, Shepherd received a fee of $365 from the Fixed Income Fund, $647 from the International Fund, $950 from the Small-Cap Fund and $285 from the VIF Fund. Shepherd has contractually agreed to reimburse other expenses for the Fixed Income, Growth, International, Small-Cap, and VIF Funds for the fiscal year ended March 31, 2000 to the extent necessary to maintain total operating expenses at the rates of 1.25%, 1.75%, 1.95%, 1.80%, and 1.00%, respectively. For the year ended March 31, 2000 Shepherd reimbursed expenses of $267, $17,367, $267, $267, and $267 for Fixed Income, Growth, International, Small-Cap, and VIF Funds respectively.

     Cornerstone Capital Management, Inc, 102 South Tejon, Suite 430, Colorado Springs, CO 80903 was the adviser to the Growth Fund prior to June 1, 1999. On June 1, 1999, The National Capital Companies, LLC acquired all of the stock of Cornerstone Capital Management, Inc. Pursuant to the Investment Company Act of 1940, as amended, this change in control of Cornerstone resulted in a technical assignment and termination of the Funds' management agreements with Cornerstone. As a result of the termination of that agreement, on September 22, 1999 the Board approved a proposed new management agreement for the Growth Fund with Cornerstone to be effective as of June 1, 1999. On January 20, 2000, shareholders approved the proposed new management agreements with Cornerstone. Cornerstone agreed not to take any advisory fees or be reimbursed for any expenses from the Growth Fund for the period from June 1, 1999 (the date of its change in control) to January 20, 2000 (the date of the shareholder approval of the proposed new management agreements). Accordingly, Cornerstone was only paid advisory fees for the period from April 13, 1999 (the commencement of the Funds' operations) to May 31, 1999, during which period it was paid advisory fees in the amount of $97 from the Growth Fund.

The Sub-Advisers.

Cornerstone Capital Management, Inc, 102 South Tejon, Suite 430, Colorado Springs, CO 80903 ("Cornerstone") is the Sub-Adviser to the Growth Fund (since January 21, 2000)and the VIF Equity Fund. Cornerstone is a registered investment advisory firm formed as a Colorado

                              SHEPHERD VALUES FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

corporation on April 1, 1997. Cornerstone is a wholly owned subsidiary of Capital Companies, LLC. Darrel T. Uselton, a director of Cornerstone, is the controlling shareholder of The National Capital Companies, LLC. Under the terms of the Sub-Advisory agreements, Cornerstone receives a fee from Shepherd computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Growth Fund and 0.20% of the average daily net assets of the VIF Equity Fund. For the period January 21, 2000 to March 31, 2000, Cornerstone received a fee of $889 from Shepherd for the Sub-Advisory services provided to the Growth Fund. For the period October 22, 1999 to March 31, 2000, Cornerstone received $0 from the Shepherd for the Sub-Advisory services provided to VIF Fund.

    Nicholas-Applegate Capital Management ("Nicholas-Applegate") is the Sub-Adviser to the Small-Cap Fund. Under the Sub-Advisory agreement, Nicholas-Applegate receives a fee from Shepherd computed and accrued daily and paid monthly at an annual rate of 0.65% of the average daily net assets of the Small-Cap Fund. For the period October 22, 1999 to March 31, 2000, the Nicholas-Applegate received a fee of $131 from Shepherd for the Sub-Advisory services provided to the Small-Cap Fund.

    Potomac Asset Management Company, Inc. ("Potomac") is the Sub-Adviser to the Fixed Income Fund. Under the terms of the Sub-Advisory agreement, Potomac receives a fee from Shepherd computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fixed Income Fund. For the period October 22, 1999 to March 31, 2000, Potomac received a fee of $55 from Shepherd for the Sub-Advisory services provided to the Fixed Income Fund.

    Templeton Portfolio Advisory ("TPA"), a division of Templeton/Franklin Investment Services, Inc., is the Sub-Adviser to the International Fund. Under the terms of the Sub-Advisory agreement, TPA receives a fee from Shepherd computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the International Fund. For the period October 22, 1999 to March 31, 2000, TPA received a fee of $146 from Shepherd for the Sub-Advisory services provided to International Fund.

     Subject always to the control of the Board, each Sub-Adviser, at its expense, furnishes continuously an investment program for the Fund or Funds for which it acts as Sub-Adviser. Each Sub-Adviser must use its best judgments to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. Each Sub-Adviser makes its officers and employees available to the Fund's Adviser from time to time at reasonable times to review investment policies and to consult with the Adviser regarding the investment affairs of the applicable
Fund. Each Sub-Adviser maintains books and records with respect to the securities transactions and renders to the

                              SHEPHERD VALUES FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Fund's Adviser such periodic and special reports as the Adviser or the Trustees may request. Each Sub-Adviser pays all expenses incurred by it in connection with its activities under the Sub-Advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for a Fund.

     Each Fund retains AmeriPrime Financial Services, Inc. (the "Administrator"), a wholly owned subsidiary of Unified Financial Services Inc., to manage each Fund's business affairs and to provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. The administrator earns a monthly fee from Shepherd an amount equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the period April 13, 1999 (commencement of the Growth Fund's operations) to March 31, 2000, the Administrator earned fees of $20,000 from Shepherd for administrative services provided to the Growth Fund. For the period October 22, 1999 (commencement of the Fixed Income, International, Small-Cap, and VIF Equity Funds' operations) to March 31, 2000, the Administrator earned fees of $8,333 per fund from Shepherd for administrative services provided to each Fund.

     Each Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified earns a monthly fee from Shepherd of $1.20 per shareholder (subject to a minimum monthly fee of $750). For the period April 13, 1999 (commencement of the Growth Fund's operations) to March 31, 2000, Unified earned fees of $16,923 from Shepherd for transfer agent services provided to the Growth Fund. For the period October 22, 1999 (commencement of the Fixed Income, International, Small-Cap, and VIF Equity Funds' operations) to March 31, 2000, Unified earned fees of $5,411, $5,334, $5,492 and $5,351 from Shepherd for transfer agent services provided to the Fixed Income Fund, International Fund, Small Cap Fund, and VIF Equity Fund, respectively. For its services as fund accountant, Unified earns an annual fee from Shepherd equal to 0.0275% of the Fund's assets up to $100 million, and 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the period April 13, 1999 (commencement of the Growth Fund's operations) to March 31, 2000, Unified earned fees of $8,900 from Shepherd for fund accounting services provided to the Growth Fund. For the period October 22, 1999
(commencement of the Fixed Income, International, Small-Cap, and VIF Equity Funds' operations) to March 31, 2000, Unified earned fees of $4,184, $4,184, $4,184 and $4,184 from Shepherd for fund accounting services provided to the Fixed Income Fund, International Fund, Small Cap Fund, and VIF Equity Fund, respectively.

                              SHEPHERD VALUES FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

    Each Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary for Unified Financial Services, Inc., to act as the principal distributor of each Fund's shares. The Distributor, an affiliate of the Funds, received sales charges for selling shares of the Funds. For the period April 13, 1999 (commencement of the Growth Funds' operations) through March 31, 2000 the Distributor received $744. For the period October 22, 1999 (commencement of the Fixed Income, International, Small-Cap, and VIF Funds' operations) to March 31, 2000 the Distributor received $71, $119, $143 and $35 from each Fund respectively.

     Certain members of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

NOTE 4.  SHARE TRANSACTIONS

FIXED INCOME FUND. As of March 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at March 31, 2000 was $152,713. Transactions in shares were as follows:

                                                    FOR THE PERIOD OCTOBER 22, 1999
                                                      (COMMENCEMENT OF OPERATIONS)
                                                             TO MARCH 31, 2000


                                                  SHARES                         DOLLARS

Shares sold                                       16,275                         $162,915
Share issued from reinvestment of
dividend                                               7                               71

Shares redeemed                                   (1,027)                         (10,273)
                                                  --------                      ----------
                                                  15,255                         $152,713
                                                  ========                       =========

GROWTH FUND. As of March 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at March 31, 2000 was $1,134,959.

Transactions in shares were as follows:

                                                         FOR THE PERIOD APRIL 13, 1999
                                                          (COMMENCEMENT OF OPERATIONS)
                                                               TO MARCH 31, 2000

                                                  SHARES                         DOLLARS

Shares sold                                      105,767                        $1,170,553
Shares redeemed                                  (3,097)                           (35,594)
                                                --------                      -------------
                                                102,670                         $1,134,959
                                                ========                      ============

                              SHEPHERD VALUES FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 4.  SHARE TRANSACTIONS - CONTINUED

INTERNATIONAL FUND. As of March 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at March 31, 2000 was $205,696. Transactions in shares were as follows:

                                                        FOR THE PERIOD OCTOBER 22, 1999
                                                          (COMMENCEMENT OF OPERATIONS)
                                                               TO MARCH 31, 2000

                                                  SHARES                         DOLLARS

Shares sold                                       21,077                         $209,069
Share issued from reinvestment of
dividend                                               7                               66

Shares redeemed                                     (328)                          (3,280)
                                                 --------                       -----------
                                                  20,756                         $205,855
                                                 =======                        ===========

SMALL-CAP FUND. As of March 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at March 31, 2000 was $470,621.

Transactions in shares were as follows:

                                                       FOR THE PERIOD OCTOBER 22, 1999
                                                         (COMMENCEMENT OF OPERATIONS)
                                                               TO MARCH 31, 2000

                                                  SHARES                         DOLLARS

Shares sold                                        53,095                        $532,432
Share issued from reinvestment of
dividend                                                4                              43

Shares redeemed                                    (6,020)                        (61,204)
                                                   -------                      ----------
                                                   47,079                        $471,271
                                                   =======                       =========

VIF EQUITY FUND. As of March 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at March 31, 2000 was $115,739.

Transactions in shares were as follows:


                                                        FOR THE PERIOD OCTOBER 22, 1999
                                                          (COMMENCEMENT OF OPERATIONS)
                                                               TO MARCH 31, 2000

                                                  SHARES                         DOLLARS

Shares sold                                       16,509                         $173,645
Share issued reinvestment of
dividend                                              10                              100

Shares redeemed                                   (4,959)                         (58,006)
                                                  --------                      ----------
                                                  11,560                         $115,739
                                                  ========                      =========



                              SHEPHERD VALUES FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 5.  INVESTMENTS

FIXED INCOME FUND. For the period October 22, 1999 (commencement of operations) to March 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $193,195 and $102,554, respectively. The gross unrealized appreciation for all securities totaled $404 and the gross unrealized depreciation for all securities totaled $382 for a net unrealized appreciation of $22. The aggregate cost of securities for federal income tax purposes at March 31, 2000 was $96,007.

GROWTH FUND. For the period April 13, 1999 (commencement of operations) to March 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $1,714,304 and $487,118, respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2000 was $1,320,029.

INTERNATIONAL FUND. For the period October 22, 1999 (commencement of operations) to March 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $108,219 and $0, respectively. The gross unrealized appreciation for all securities totaled $5,917 and the gross unrealized depreciation for all securities totaled $5,312 for a net unrealized appreciation of $605. The aggregate cost of securities for federal income tax purposes at March 31, 2000 was $116,719.

SMALL-CAP FUND. For the period October 22, 1999 (commencement of operations) to March 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $381,334 and $10,055, respectively. The gross unrealized appreciation for all securities totaled $25,681 and the gross unrealized depreciation for all securities totaled $8,195 for a net unrealized appreciation of $17,486. The aggregate cost of securities for federal income tax purposes at March 31, 2000 was $380,285.

VIF FUND. For the period October 22, 1999 (commencement of operations) to March 31, 2000, no purchases and sales of long-term investment securities were made. The aggregate cost of securities for federal income tax purposes at March 31, 2000 was $4,600.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              SHEPHERD VALUES FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2000 - CONTINUED

NOTE 7. RELATED PARTY TRANSACTIONS

     The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2000, the Charles Schwab & Co. beneficially owned more than 33%, 47%, and 31% of the Growth Fund, the International Fund, and the Fixed Income Fund, respectively.

                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees
Shepherd Values Growth Fund
Shepherd Values Small-Cap Fund
Shepherd Values International Fund
Shepherd Values VIF Equity Fund
Shepherd Values Fixed Income Fund


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Shepherd Values Funds (comprising, respectively, the Growth, Small-Cap, International, VIF Equity, and Fixed Income Portfolios), as of March 31, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Shepherd Values Growth Fund, Shepherd Values Small-Cap Fund, Shepherd Values International Fund, Shepherd Values VIF Equity Fund, and Shepherd Values Fixed Income Fund as of March 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
April 20, 2000

Shepherd Values Market Neutral Fund
Cornerstone Capital Management, Inc.

Dear Shareholders:

The environment for this Fund has been especially challenging over the past several months. Coupled with the limited asset size of the Fund, this has led to more volatile results than normally expected from the Fund's strategy. With a small number of positions, both long and short, we have greater stock selection risk and as a result, our volatility exposure is higher than a fund with a large number of positions and meaningful assets.

In volatile market moves, the Fund also participated. The Fund was particularly vulnerable to the hype in the Internet sector in the first quarter of 2000, as it was short business-to-business Internet stocks that saw their shares skyrocket in January and February and plummet in March, as the SEC examined accounting practices and revenue recognition policies of these companies. The Fund maintains a relatively low correlation to the S&P 500 Index, which is an expected characteristic of an absolute return strategy. We continue to target a fully hedged portfolio (equal long and short) in light of dramatic shifts within the U.S. equity markets.

                  Returns for the Periods Ended March 31, 2000
                                                 3 Months          6 Months             Total Retun
                                                  Actual            Actual            Since Inception
                                                  Return            Return            (April 13, 1999)
                                              ---------------   ----------------   -----------------------
Shepherd Values Market Neutral Fund              (6.17)%            (2.94)%               (4.54)%
U.S. Treasury Bills                               1.40%              2.66%                 5.02%

              Shepherd Values Market Neutral  U.S. Treasury
              - $9,544                        Bills - $10,502
      3/31/99                    9,650.00         10,000.00
      4/30/99                    9,640.35         10,021.00
      5/31/99                    9,495.60         10,060.08
      6/30/99                    9,524.55         10,102.33
      7/31/99                    9,505.25         10,143.75
      8/31/99                    9,292.95         10,184.33
      9/30/99                    9,485.95         10,230.16
     10/31/99                    9,582.45         10,270.06
     11/30/99                   10,045.65         10,311.14
     12/31/99                    9,814.05         10,357.54
      1/31/00                    9,727.20         10,402.07
      2/29/00                    7,256.80         10,447.84
      3/31/00                    9,543.85         10,502.17

This graph, prepared in accordance with SEC regulations, shows the value of a hypothetical initial investment of $10,000 in the Fund and U.S. Treasury Bills on April 13, 1999 (inception of the Fund) and held through March 31, 2000. The returns of the U.S. Treasury Bills do not reflect expenses or sales loads, which have been deducted from the Fund's returns. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

We appreciate your continued trust and confidence. As always, please do not hesitate to contact us with any questions or comments.

Respectfully,



Jason D. Huntley
Chief Investment Officer
Shepherd Advisory Services, Inc. (Advisor)

Shepherd Values Market Neutral Fund
Schedule of Investments - March 31, 2000
Common Stocks - 47.9%                                             Shares                         Value

Biotechnology - 1.9%
IDEC Pharmaceutical Corp. (a)                                            100                         $ 9,825
                                                                                            -----------------

Computer Communication Equip. - 5.6%
Cisco Systems, Inc. (a)                                                  380                           29,260
                                                                                            -----------------

Computer Storage Devices - 5.0%
EMC Corp. (a)                                                            207                           26,082
                                                                                            -----------------

General Industrial Machinery & Equip. - 2.5%
Zebra Technologies Corp.- Class A (a)                                    263                           13,150
                                                                                            -----------------

Consumer Products - 2.2%
Colgate Palmolive Co.                                                    200                          11,350
                                                                                            -----------------

Health Products & Services - 4.0%
Stryker Corp.                                                            300                          20,925
                                                                                            -----------------

Medical Equipment & Supplies - 1.4%
Cygnus, Inc. (a)                                                         500                           7,075
                                                                                            -----------------

Radio & TV Broadcasting & Communications Equip. - 6.2%
Nokia Corp. (c)                                                          149                           32,370
                                                                                            -----------------

Semiconductors & Related Devices - 6.0%
Conexant Systems, Inc. (a)                                               100                            7,112
JDS Uniphase Corp. (a)                                                   200                           24,112
                                                                                            -----------------
                                                                                                       31,224
                                                                                            -----------------
Services-Prepackaged Software - 9.4%
BMC Software, Inc. (a)                                                   300                           14,813
Check Point Software Technologies Ltd. (a) (c)                           200                           34,213
                                                                                            -----------------
                                                                                                       49,026
                                                                                            -----------------
Telephone & Telegraph Apparatus - 3.7%
Nortel Networks Corp.                                                    150                           18,938
                                                                                            -----------------


TOTAL COMMON STOCKS (Cost $195,377)                                                                   249,225
                                                                                            -----------------

                                                                 Principal
                                                                   Amount
Money Market Securities - 5.6%
Firstar Treasury Fund, 5.09% (b) (Cost $29,000)                       29,000                          29,000
                                                                                            -----------------

TOTAL INVESTMENTS - 53.5% (Cost $224,377)                                                            278,225
                                                                                            -----------------
Other assets less liabilities - 46.5%                                                                241,904
                                                                                            -----------------
Total Net Assets - 100.0%                                                                          $ 520,129
                                                                                            =================

Shepherd Values Market Neutral Fund
Schedule of Investments - March 31, 2000 - continued

Securities Sold Short March 31, 2000                              Shares                         Value

Anesta Corp.                                                           1,500                        $ 19,852
Ciena Corp.                                                              100                          12,612
Colgate Palmolive Co.                                                    200                          11,350
Cygnus, Inc.                                                             500                           7,075
IDEC Pharmaceuticals Corp.                                               100                           9,825
Metris Companies                                                         400                          15,800
Priceline.com, Inc.                                                      250                          20,000
Stryker Corp.                                                            300                          20,925
Transaction Systems Architects, Inc.                                     500                          14,437
Ventro Corp.                                                             300                          16,988
                                                                                            -----------------

Total (Proceeds from short sales $137,700)                                                           148,864
                                                                                            =================


(a) Non-Income Producing
(b) Variable rate security; the coupon rate shown represents the rate at March 31, 2000
(c) American Depositary Receipt

Shepherd Values Market Neutral Fund                                                       March 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities (cost $224,377)                                                       $ 278,225
Cash                                                                                              44,134
Receivable for fund shares sold                                                                  250,000
Due from broker/custodian                                                                        102,424
Dividends and interest receivable                                                                    149
                                                                                      -------------------
   Total assets                                                                                  674,932

Liabilities
Accrued investment advisory fee payable                                                          $ 1,813
Accrued other expenses                                                                               250
Securities sold short (cost $137,700)                                                            148,864
Payable for fund shares redeemed                                                                   3,876
                                                                                      -------------------
   Total liabilities                                                                             154,803
                                                                                      -------------------

Net Assets                                                                                     $ 520,129
                                                                                      ===================

Net Assets consist of:
Paid in capital                                                                                $ 532,228
Accumulated net realized loss on investments                                                     (54,783)
Net unrealized appreciation on investments                                                        42,684
                                                                                      -------------------

Net Assets, for 52,572 shares                                                                  $ 520,129
                                                                                      ===================

Net Asset Value and
  redemption price per share ($520,129 / 52,572)                                                  $ 9.89
                                                                                      ===================

Maximum offering price per share (100/96.50 of $9.89)                                            $ 10.25
                                                                                      ===================

Shepherd Values Market Neutral Fund
Statement of Operations for the Period April 13, 1999
   (Commencement of Operations) to March 31, 2000
Investment Income
Dividend income                                                                        $ 1,273
Interest income                                                                          1,454
                                                                               ----------------
Total Income                                                                             2,727


Expenses
Investment advisory fee                                                                $ 5,534
Dividend expense                                                                           123
Interest expense                                                                         1,846
Trustees' fees                                                                           1,547
                                                                               ----------------
Total expenses before reimbursement                                                      9,050
Reimbursed expenses                                                                     (3,989)
                                                                               ----------------
Total operating expenses                                                                 5,061
                                                                               ----------------
Net Investment Income (Loss)                                                            (2,334)
                                                                               ----------------

Realized and Unrealized Gain (Loss)
Net realized loss on investment securities                                             (16,511)
Net realized loss on securities sold short                                             (38,272)
Change in net unrealized appreciation
   on investment securities                                                             42,684
                                                                               ----------------
Net realized and unrealized loss on investment securities                              (12,099)
                                                                               ----------------
Net decrease in net assets resulting from operations                                 $ (14,433)
                                                                               ================


Shepherd Values Market Neutral Fund
Statement of Changes in Net Assets for the period April 13, 1999
   (Commencement of Operations) to March 31, 2000



Increase (Decrease) in Net Assets
Operations
   Net investment loss                                                                  $ (2,334)
   Net realized loss on investment securities                                            (16,511)
   Net realized loss on securities sold short                                            (38,272)
   Change in net unrealized appreciation                                                  42,684
                                                                                -----------------
   Net decrease in net assets resulting from operations                                  (14,433)
                                                                                -----------------
Distributions to shareholders
   From net investment income                                                                  -
   From net realized gain                                                                      -
                                                                                -----------------
   Total distributions                                                                         -
                                                                                -----------------
Share Transactions
   Net proceeds from sale of shares                                                      651,126
   Shares issued in reinvestment of distributions                                              -
   Shares redeemed                                                                      (116,564)
                                                                                -----------------
Net increase in net assets resulting
   from share transactions                                                               534,562
                                                                                -----------------
   Total increase in net assets                                                          520,129
                                                                                -----------------

Net Assets
   Beginning of period                                                                         -
                                                                                -----------------
   End of period                                                                       $ 520,129
                                                                                =================

Capital Share Transactions
   Shares sold                                                                            65,454
   Shares issued in reinvestment of distributions                                              -
   Shares repurchased                                                                    (12,882)
                                                                                -----------------

Net increase from capital transactions                                                    52,572
                                                                                =================


Shepherd Values Market Neutral Fund
Financial Highlights for the period April 13, 1999
   (Commencement of Operations) to March 31, 2000




Selected Per Share Data
Net asset value, beginning of period                      $ 10.00
                                                   ---------------
Income from investment operations
   Net investment income (loss)                             (0.09)
   Net realized and unrealized gain                         (0.02)
                                                   ---------------
Total from investment operations                            (0.11)
                                                   ---------------
Less Distributions
  From net investment income                                    -
  From net realized gain (loss)                                 -
                                                   ---------------
Total distributions                                             -

Net asset value, end of period                             $ 9.89
                                                   ===============

Total Return (b) (c)                                        (1.10)%

Ratios and Supplemental Data
Net assets, end of period (000)                             $ 520
Ratio of expenses to average net assets                     2.06% (a)
Ratio of expenses to average net assets
    before reimbursement                                    3.68% (a)
Ratio of net investment income (loss) to
   average net assets                                     (0.95)% (a)
Ratio of net investment income(loss) to
   average net assets before reimbursement                (2.57)% (a)
Portfolio turnover rate                                   220.73% (a)

(a)  Annualized
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Total return calculations exclude the effect of sales charges.

                       Shepherd Values Market Neutral Fund
                          Notes to Financial Statements
                                 March 31, 2000


NOTE 1.  ORGANIZATION

    The Shepherd Values Market Neutral Fund (the "Fund") was organized as a diversified series of the AmeriPrime Funds (the "Trust") on February 2, 1999 and commenced operations on April 13, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Fund is long-term capital appreciation while maintaining minimal exposure to general equity market risk.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations- Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's sub-advisor (the "Sub-Advisor"), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Sub-Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

    Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.



                       Shepherd Values Market Neutral Fund
                          Notes to Financial Statements
                           March 31, 2000 - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital for the Fund.


NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor.
-----------

     The investment advisor to the Fund is Shepherd Advisory Services, Inc., 2505 21st Ave. South, Suite 204, Nashville, Tennessee 37212 ("Shepherd"). Shepherd is a wholly owned subsidiary of Shepherd Financial Services, Inc., a financial services company.

    Under the terms of the management agreement (the "Agreement"), Shepherd manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses and Rule 12b-1 expenses, if any. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay Shepherd a fee based on average daily net assets, computed and accrued daily and paid monthly at the rate of 2.25% of the average daily net assets. For the period January 21, 2000 (Shepherd's effective date as the Fund's advisor) through March 31, 2000, the Advisor received a fee of $1,422 from the Fund.

The Sub-Advisor.
---------------

    Cornerstone Capital Management, Inc, 102 South Tejon, Suite 430, Colorado Springs, CO 80903 ("Cornerstone") is the Sub-Advisor to the Fund. Cornerstone is a registered investment advisory firm formed as a Colorado corporation on April 1, 1997. Cornerstone is a wholly owned subsidiary of The National Capital Companies, LLC. Darrel T. Uselton, a director of Cornerstone, is the controlling shareholder of The National Capital Companies, LLC. Under the terms of the sub-advisory agreement, Cornerstone receives a fee from the Advisor computed and accrued daily and paid monthly at an annual rate of 0.20% of the Fund's average daily net assets.

    For the period April 13, 1999 through June 1, 1999, Cornerstone served as the investment advisor for the Fund. On June 1, 1999, The National Capital Companies, LLC acquired all of the stock of Cornerstone. Pursuant to the Investment Company Act of 1940, as amended, this change in control of Cornerstone resulted in a technical assignment and termination of the Fund's management agreement with Cornerstone. As a result of the termination of the agreement, the Board of Trustees approved a proposed new sub-advisory agreement for the Fund with Cornerstone. On January 20, 2000, shareholders approved the proposed new sub-advisory agreement with Cornerstone. Cornerstone has agreed not to take any advisory fees or be reimbursed for any expenses from the Fund for the period from June 1, 1999 (the date of its change in control) through January 20, 2000 (the date of shareholder approval). Accordingly, Cornerstone was only paid advisory fees for the period from April 13, 1999 (commencement of operations) to May 31, 1999, in the amount of $4,112 from the Fund. For the period from April 13, 1999 though March 31, 2000 Cornerstone reimbursed Fund expenses totaling $3,989.



                       Shepherd Values Market Neutral Fund
                          Notes to Financial Statements
                           March 31, 2000 - continued


NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     Subject always to the control of the Board of Trustees, the Sub-Advisor, at its expense, furnishes continuously an investment program for the Fund. The Sub-Advisor must use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. The Sub-Advisor makes its officers and employees available to the Advisor from time to time at reasonable times to review investment policies and to consult with the Advisor regarding the investment affairs of the Fund. The Sub-Advisor maintains books and records with respect to the securities transactions and renders to the Advisor such periodic and special reports as the Advisor or the Trustees may request. The Sub-Advisor pays all expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the Fund.

    The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator"), a wholly owned subsidiary of Unified Financial Services Inc., to manage the Fund's business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. The administrator receives a monthly fee from Shepherd in an amount equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month).

     The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $750). For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million).

    The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary for Unified Financial Services, Inc., to act as the principal distributor of the Fund's shares. The Distributor, an affiliate of the Fund, received sales charges for selling shares of the Fund. For the period April 13, 1999 (commencement of operations) through March 31, 2000, the Distributor received $88 from the Fund. A Trustee and officer of the Trust may be deemed to be an affiliate of AmeriPrime Financial Securities, Inc.

NOTE 5.  INVESTMENTS

     For the period April 13, 1999 (commencement of operations) to March 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $659,286 and $447,398, respectively. The gross unrealized appreciation for all securities totaled $77,641 and the gross unrealized depreciation for all securities totaled $34,957 for a net unrealized appreciation of $42,684. The aggregate cost of securities for federal income tax purposes at March 31, 2000 was $224,377.


NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



                       Shepherd Values Market Neutral Fund
                          Notes to Financial Statements
                           March 31, 2000 - continued


NOTE 7. RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2000, IRA FBO Amy Koo Hj beneficially owned more than 47% of the Fund.


NOTE 8. SUBSEQUENT EVENTS

Administrator.
-------------

     Effective October 12, 2000, AmeriPrime Financial Services, Inc., the Administrator, and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified Fund Services, Inc.

Distributor.
-----------

     Effective December 31, 2000,  AmeriPrime  Financial  Securities,  Inc., the
Distributor,   sold  substantially  all  of  its  assets  to  Unified  Financial
Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective December 31, 2000, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. A Trustee and officer of the Trust may be deemed to be an affiliate of AmeriPrime Financial Securities, Inc. and Unified Financial Securities, Inc.

Liquidation of the Fund.
-----------------------

     The Board of Trustees has decided to redeem all outstanding shares of the Fund, with the proceeds sent to each shareholder's address of record. The Board of Trustees concluded that it was in the best interests of shareholders to cease operations of the Fund. The Administrator indicated to the Board of Trustees that, based on conversations with the Advisor and Sub-Advisor, the small size of the Fund made it difficult to manage, and that it was unlikely that assets in the Fund would reach the level where the Sub-Advisor could effectively pursue the Fund's investment objective. In making this decision, the Board of Trustees determined that failure to redeem all shares of the Fund may have adverse consequences to the Fund's shareholders.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
Shepherd Values Market Neutral Fund
(series of AmeriPrime Funds)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Shepherd Values Market Neutral Fund as of March 31, 2000, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period of April 13, 1999 (commencement of operations) through March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Shepherd Values Market Neutral Fund as of March 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the period of April 13, 1999 (commencement of operations) through March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
October 11, 2001